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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
AECOM TECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, 37th FLOOR
LOS ANGELES, CALIFORNIA 90071

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 27, 2008

Dear AECOM Stockholder:

        You are cordially invited to attend our 2008 Annual Meeting of Stockholders which will be held on Wednesday, February 27, 2008 at 9:30 a.m. local time at the Millennium Biltmore Hotel, 506 Grand Avenue, Los Angeles, California 90071.

        Only stockholders of record at the close of business on December 31, 2007 can vote at this meeting or any adjournments or postponements that may take place. At the meeting, you will be asked to:

  1.
  Elect three Class III Directors to the Company's Board of Directors to serve until the Company's annual meeting of stockholders to be held in 2011 and until the election and qualification of their respective successors.

  2.
  Ratify the selection of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2008.

        We will also attend to business properly presented at the meeting and any adjournments or postponements of the meeting. The foregoing items of business are more fully described in the proxy statement that is attached to, and a part of, this notice.

        The Board of Directors recommends that you vote for all of the proposals.

By order of the Board of Directors,

Stephanie A. Hunter Corporate Secretary

Los Angeles, California
January 25, 2008

YOUR VOTE IS IMPORTANT

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, 37th FLOOR
LOS ANGELES, CALIFORNIA 90071

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
FEBRUARY 27, 2008

INTRODUCTION

        This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of AECOM Technology Corporation, a Delaware corporation ("AECOM"), of proxies for use at its annual meeting of stockholders to be held on February 27, 2008 at 9:30 a.m. local time, or at any adjournment or postponement of the meeting. At the meeting, you will be asked to consider and vote on the matters described in this proxy statement and in the accompanying notice. The annual meeting will be held at the Millennium Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California 90071. Only stockholders of record at the close of business on December 31, 2007, which is the record date for the annual meeting, are permitted to vote at the annual meeting and any adjournments or postponements thereof. This proxy statement and the accompanying proxy card are being mailed on or about January 25, 2008 to all stockholders entitled to vote at the annual meeting.

        The Board of Directors is soliciting your vote to (i) to elect three Class III Directors to the Company's Board of Directors to serve until the Company's annual meeting of stockholders to be held in 2011 and until the election and qualification of their respective successors and (ii) to ratify the selection of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2008.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

Proxies

        You should complete and return the accompanying proxy regardless of whether you attend the annual meeting in person. You may revoke your proxy at any time before it is exercised by giving our Corporate Secretary written notice of revocation, giving our Corporate Secretary a properly executed proxy of a later date or attending the annual meeting and voting in person. If your shares are held of record by a broker, bank or other nominee, you must obtain from the record holder a proxy issued in your name. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to AECOM Technology Corporation, 555 South Flower Street, 37th Floor, Los Angeles, CA 90071, Attention: Corporate Secretary.

        All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxies. Other than with respect to certain trustees who hold our shares in trust, if nothing is specified, the proxies will be voted in favor of each of the proposals. Our Board of Directors is unaware of any other matters that may be presented for action at our annual meeting. If other matters do properly come before our annual meeting, however, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.

Solicitation of Proxies

        We will pay the entire cost of soliciting proxies. In addition to soliciting the proxies by mail, we will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of our common stock and to secure their voting instructions, if necessary. We will reimburse record holders for their reasonable expenses in performing these tasks. If necessary, we may use our regular employees, who will not be specially compensated, to solicit proxies from stockholders, either personally or by telephone, letter or other means.

Record Date and Voting Rights

        Our Board of Directors has fixed December 31, 2007 as the record date for determining the stockholders who are entitled to notice of, and to vote at, our annual meeting. Only stockholders of record at the close of business on the record date will receive notice of, and be able to vote at, our annual meeting. As of the record date, there were 99,758,333 shares of our common stock outstanding held by 1,461 record holders, in addition to approximately 38,638 holders who do not hold shares in their own names. A majority of the stock issued and outstanding and entitled to vote must be present at our annual meeting, either in person or by proxy, in order for there to be a quorum at the meeting. Each share of our outstanding common stock entitles its holder to one vote. Shares of our common stock with respect to which the holders are present in person at our annual meeting but not voting, and shares for which we have received proxies but with respect to which holders of the shares have abstained, will be counted as present at our annual meeting for the purpose of determining whether or not a quorum exists. Broker non-votes will also be counted as present for the purpose of determining whether a quorum exists.

        For Proposal 1 relating to director elections, the nominees for election as directors will be elected by a plurality of the votes of the shares of our capital stock present in person or represented by proxy at the meeting. For Proposal 2 relating to ratification of auditors, the affirmative vote of the holders of a majority of the shares of capital stock present in person or represented by proxy and entitled to vote at the annual meeting is required in order for this proposal to be approved by our stockholders. For Proposal 2, abstentions will be counted as present and will have the effect of a vote against the proposal, and broker non-votes will have the effect of a vote against approval of the proposal. Votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Our Board of Directors urges you to complete, date and sign the accompanying proxy and to return it promptly.

Year End Reporting Convention

        We report our results of operations based on 52 or 53-week periods ending on the Friday nearest September 30. For clarity of presentation, all periods are presented as if the year ended on September 30. Fiscal years 2007, 2006 and 2005 each contained 52 weeks and ended on September 28, September 29 and September 30, respectively.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Restated Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. The Board of Directors is currently comprised of eleven members, of whom four are Class I Directors, four are a Class II Directors and three are Class III Directors. At the Annual Meeting, three Class III Directors are to be elected to serve until the annual meeting of stockholders to be held in 2011, and until their successors are duly elected and qualified. If a quorum is present at our annual meeting, the three nominees receiving the greatest number of votes will be elected and will serve until their respective successors are elected at the next annual meeting of stockholders and qualified.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. Each of the nominees has consented to serve as a director if elected, and management has no reason to believe that any nominee will be unable or unwilling to serve if elected as director. In the event that any nominee is unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as our Board of Directors may propose. The following table lists our director nominees, as well as each of our eight continuing directors, and provides their respective ages and titles as of January 2, 2008.

Name	Age	Title	Director Since
Nominees for Directors Whose Terms Expire 2011
Francis S. Y. Bong(1)	65	Director, Chairman Asia	2000
H. Frederick Christie(2)(3)(9)	74	Director	1990
S. Malcolm Gillis(1)(4)	67	Director	1998
Continuing Directors
John M. Dionisio	59	Director, President and Chief Executive Officer	2005
Richard G. Newman	73	Director, Chairman	1990
James H. Fordyce(1)(5)	48	Director	2006
Linda Griego(2)(5)(6)	60	Director	2005
Robert J. Lowe(5)(7)	67	Director	1993
Norman Y. Mineta(1)(2)(6)	76	Director	2007
William G. Ouchi(2)(5)(6)	64	Director	2003
William P. Rutledge(1)(8)	66	Director	1998

(1)
Member of the Planning, Finance and Investment Committee of the Board of Directors.

(2)
Member of the Audit Committee of the Board of Directors.

(3)
Chairperson of the Compensation and Organization Committee of the Board of Directors.

(4)
Chairperson of the Nominating and Governance Committee of the Board of Directors.

(5)
Member of the Compensation and Organization Committee of the Board of Directors.

(6)
Member of the Nominating and Governance Committee of the Board of Directors.

(7)
Chairperson of the Planning, Finance and Investment Committee of the Board of Directors.

(8)
Chairperson of the Audit Committee of the Board of Directors.

(9)
Lead Independent Director.

        The principal occupation for at least the last five years of each director, as well as other information, is set forth below.

        Francis S. Y. Bong was named to our Board of Directors after our merger with Maunsell in May 2000. He serves as Chairman for our operations in Asia. Prior to our merger with Maunsell, Mr. Bong was Chairman and Chief Executive of Maunsell Consultants Asia Holding Ltd. from 1997 to 2000 and served as Managing Director of the same firm from 1987 to 1996. Mr. Bong started with Maunsell in 1975. Mr. Bong also serves on the Board of Directors of Cosmopolitan International Holdings Ltd. as a non-executive director.

        H. Frederick Christie was named to our Board of Directors in August 1990. From 1987 until his retirement in 1989, Mr. Christie served as President and Chief Executive Officer of The Mission Group, where he was responsible for all of the non-utility subsidiaries of SCEcorp., the parent company of Southern California Edison Company. Mr. Christie served as President and as a director of Southern California Edison Company from November 1984 until September 1987 after having previously served as Executive Vice President and Chief Financial Officer. He is also a member of the Board of Directors of IHOP Corp., Southwest Water Company, Ducommun Incorporated, and 21 mutual funds affiliated with Capital Research and Management Company.

        S. Malcolm Gillis was named to our Board of Directors in January 1998. From July 2004 to present, Dr. Gillis has been a University Professor at Rice University. Dr. Gillis served as President of Rice University from July 1993 to June 2004. Before assuming the presidency of Rice, Dr. Gillis was a professor at Duke University from 1984 to 1993, where he served as Dean of the Faculty of Arts and Sciences from 1991 to 1993. He was at Harvard University from 1969 to 1984, where he did extensive teaching and consulting in the area of international economics, with particular emphasis on Latin America and Asia, working with heads of state on economic policy issues. Dr. Gillis was a director of the Federal Reserve Bank of Dallas from 1998 to 2004. Dr. Gillis is a member of the board of directors of Halliburton Company, Electronic Data Systems Corporation, Introgen Therapeutics, Inc. and Service Corporation International. Dr. Gillis also serves on the boards of various educational and charitable organizations and government commissions and committees.

        John M. Dionisio was appointed our President and Chief Executive Officer on October 1, 2005 and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our subsidiary, DMJM+Harris. Mr. Dionisio joined Frederic R. Harris, Inc., in 1971, predecessor company to DMJM+Harris where he served in many capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of all U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993.

        Richard G. Newman has been a member of our Board of Directors since May 1990 and currently is our Chairman. Mr. Newman was our President until 1993, and then Chairman, President and Chief Executive Officer from May 1993 to October 2000 and Chairman and CEO from 2000 to 2005. He served as a director of Ashland Technology Corporation from February 1989 until it became AECOM in April 1990. Mr. Newman was also President of Ashland Technology, which later became AECOM, from December 1988 until May 1990. Previously, he was President and Chief Operating Officer of Daniel, Mann,

Johnson & Mendenhall from October 1985 to December 1988 and a Corporate Vice President or Vice President of DMJM from 1977 to 1985. Mr. Newman is also a director of Southwest Water Company, Sempra Energy Company and 14 mutual funds affiliated with Capital Research and Management Company.

        James H. Fordyce was named to our Board of Directors in February 2006. Mr. Fordyce is a Managing Director with J.H. Whitney Capital Partners, LLC, a private investment firm. He has been with J.H. Whitney since July 1996. Mr. Fordyce began his career at Chemical Bank in 1981, where he spent eight years primarily in their leveraged buyout group before then joining Heller Financial, Inc. as a Senior Vice President where he spent his time investing both debt and equity.

        Linda Griego was named to our Board of Directors in May 2005. Ms. Griego has served as President and Chief Executive Officer of Griego Enterprises, Inc. since 1985 and is also Managing General Partner of Engine Co. No. 28, a restaurant that she founded in 1988. From July 1999 until January 2000, Ms. Griego served as interim President and Chief Executive Officer of the Los Angeles Community Development Bank. She is currently a director of CBS Corporation, City National Bank and Southwest Water Company. Ms. Griego has also served as a Los Angeles branch director of the Federal Reserve Bank of San Francisco.

        Robert J. Lowe was named to our Board of Directors in February 1993. Mr. Lowe is Chairman and Chief Executive Officer of Lowe Enterprises, Inc. and its affiliated companies. He was the principal founding shareholder in 1972 of the corporation that became Lowe Enterprises, Inc. Mr. Lowe also serves on the Board of Claremont McKenna College and on the boards of various charitable organizations and government commissions and committees.

        Norman Y. Mineta was named to our Board of Directors in May 2007. Mr. Mineta is Vice Chairman of Hill & Knowlton, Inc., a communications consultancy, and has served in that role since July 2006. From 2001 to 2006, Mr. Mineta served as the United States Secretary of Transportation and, among other things, guided the creation of the U.S. Transportation Security Administration. Mr. Mineta served as the United States Secretary of Commerce from 2000 to 2001. Prior to that, Mr. Mineta represented San Jose, California, for almost 30 years, as a City Council member, then as Mayor, and then from 1975 to 1995 as a member of Congress. Mr. Mineta is a member of the board of directors of Horizon Lines.

        William G. Ouchi joined our Board of Directors in May 2003. Dr. Ouchi is the Sanford and Betty Sigoloff Distinguished Professor in Corporate Renewal in the Anderson School of Management at the University of California, Los Angeles. He has been on the faculty of UCLA since 1979. Dr. Ouchi is a director of Sempra Energy, FirstFed Financial Corp. and the Conrad N. Hilton Foundation. Dr. Ouchi has also been Vice Dean for Executive Education at UCLA and Chief of Staff for the Mayor of Los Angeles. Dr. Ouchi also serves on the boards of various charitable organizations.

        William P. Rutledge was named to our Board of Directors in November 1998. Mr. Rutledge was President and Chief Executive Officer of Allegheny Teledyne, Inc. from August 1996 until his retirement in 1997. Mr. Rutledge serves as Chief Executive Officer of Aquanano, LLC. Mr. Rutledge also serves on the Board of Directors of FirstFed Financial Corp., Communications & Power Industries, Sempra Energy Corporation and the board of trustees of Lafayette College, John Wayne Cancer Institute and the World Affairs Council of Los Angeles.

Vote Required and Recommendation of the Board of Directors

        The nominees for election as directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the annual meeting. This means that the three individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected. Abstentions are not counted for purposes of election of directors.

The Board of Directors recommends that you vote for each nominee named in Proposal 1.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has retained Ernst & Young, LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2008. A representative of Ernst & Young, LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

Reasons for the Proposal

        Selection of our independent registered public accounting firm is not required to be submitted for stockholder approval, but the Audit Committee of our Board of Directors is seeking ratification of its selection of Ernst & Young, LLP from our stockholders as a matter of good corporate practice. If stockholders do not ratify this selection, the Audit Committee of our Board of Directors will reconsider its selection of Ernst & Young, LLP and will either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young, LLP as our independent registered public accounting firm for the current fiscal year.

The Board of Directors recommends that you vote in favor of Proposal 2.

CORPORATE GOVERNANCE

Board Meetings

        During our fiscal year ended September 30, 2007, our Board of Directors met eleven times, the Audit Committee met eleven times, the Compensation and Organization Committee met four times, the Nominating and Governance Committee met four times and the Planning, Finance and Investment Committee met five times. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served). Due to pre-existing commitments, Norman Mineta, a new director who joined our Board of Directors in June 2007, attended one of two applicable Board and applicable committee meetings from June 2007 through September 30, 2007.

Director Independence

        A majority of the Board of Directors consists of independent directors as defined in accordance with the listing standards of the New York Stock Exchange. To be considered "independent," a Director must be determined by the Board, after recommendation by the Nominating and Governance Committee, to have no material relationship with the Company, other than as a director. In making its determination concerning the absence of a material relationship, the Board adheres to all of the specific tests for independence included in the New York Stock Exchange listing standards.

        Our Board of Directors has determined that the following members are independent as determined in reference to the standards of the New York Stock Exchange: Mr. Christie, Mr. Fordyce, Mr. Gillis, Ms. Griego, Mr. Lowe, Mr. Mineta, Mr. Ouchi and Mr. Rutledge. During its review, the Board of Directors considered transactions and relationships between each director or any member of his or her immediate family and AECOM Technology Corporation and its subsidiaries and affiliates.

Committees of the Board of Directors

        The company has four standing committees: an Audit Committee, a Compensation and Organization Committee, a Nominating and Governance Committee and a Planning, Finance and Investments Committee. Each member of the Audit Committee, the Compensation and Organization Committee and the Nominating and Governance Committee of the Board of Directors has been determined by our Board of Directors to be "independent." The committees operate under written charters that are available for viewing on the "Corporate Governance" segment of our website: www.aecom.com.

        Audit Committee.    The Audit Committee of our Board of Directors consists of William P. Rutledge (Chairperson), H. Frederick Christie, Linda Griego, Norman Y. Mineta and William G. Ouchi. The Audit Committee, which is composed solely of independent directors, makes recommendations to our Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit of our financial statements and other services provided by our independent auditors, reviews and approves audit fees and all non-audit services and reviews and evaluates our audit and control functions. Our Audit Committee held eleven meetings during fiscal year 2007. Our Board of Directors has determined Mr. Rutledge, Chairperson of the Audit Committee, qualifies as an "audit committee financial expert" as defined by the rules under the Securities Exchange Act of 1934. The background and experience of each of our Audit Committee members are set forth above. The "Report of the Audit Committee" is included in this proxy statement beginning at page 30. The Audit Committee Charter is being filed with the Securities and Exchange Commission as Appendix A to this proxy statement.

        Compensation and Organization Committee.    The Compensation and Organization Committee of our Board of Directors consists of H. Frederick Christie (Chairperson), James H. Fordyce, Linda Griego, Robert J. Lowe and William G. Ouchi. The Compensation and Organization Committee, comprised solely of independent directors, oversees our compensation plans and organizational matters. Such oversight includes decisions regarding executive management salaries, incentive compensation and long-term compensation plans as well as company wide incentive and equity plans for our employees and consultants and appointments of, and promotions for, senior management. This committee also oversees benefit plan design and implementation. Our Compensation and Organization Committee held four meetings during fiscal year 2007. The "Report of the Compensation Committee on Executive Compensation" is included in this proxy statement beginning at page 20. The Compensation and Organization Committee charter is available for viewing on the "Corporate Governance" section of our website: www.aecom.com.

        Nominating and Governance Committee.    The Nominating and Governance Committee of our Board of Directors consists of S. Malcolm Gillis (Chairperson), Linda Griego, Norman Y. Mineta and William G. Ouchi. The Nominating and Governance Committee is comprised solely of independent directors and is responsible for recruiting and retention of qualified persons to serve on our Board of Directors, including recommending such individuals to the Board of Directors for nomination for election as directors; for evaluating director independence and the performance, size and composition of the Board of Directors and committees; and for oversight of our ethics and compliance activities. The Nominating and Governance Committee also considers written suggestions from stockholders, including potential nominees for election, and oversees the corporation's governance programs. It also conducts annual performance evaluations for the class of directors being elected at the next annual meeting of shareholders. Our Nominating and Governance Committee held four meetings during fiscal year 2007. The Nominating and Governance Committee charter is available for viewing on the "Corporate Governance" section of our website: www.aecom.com.

        Planning, Finance and Investment Committee.    The Planning, Finance and Investment Committee of our Board of Directors consists of Robert J. Lowe (Chairperson), Francis S.Y. Bong, James H. Fordyce, S. Malcolm Gillis, Norman Y. Mineta, and William P. Rutledge. The Planning, Finance and Investment Committee reviews our corporate finance programs, proposed investments, including mergers and acquisitions, our strategic plans and other strategic initiatives. Our Planning, Finance and Investment Committee held five meetings in fiscal year 2007.

Corporate Governance Guidelines

        Our Board of Directors has adopted corporate governance guidelines that set forth several important principles regarding the activities of our Board of Directors and its committees, including Board membership criteria as well as other matters. Our corporate governance guidelines are available for viewing on the "Corporate Governance" section of our website: www.aecom.com.

Executive Sessions

        Executive sessions of non-management directors are included on the agenda for every regularly scheduled Board and Board committee meeting and during fiscal year 2007, executive sessions were held at each regularly scheduled Board meeting. The Board sessions are chaired by the lead independent director, who is selected annually by the independent directors serving on the Company's Board of Directors. H. Frederick Christie serves as the lead independent director.

Code of Conduct

        We have adopted a code of conduct that describes the professional, legal, ethical, financial and social responsibilities of all of our employees. We require our full time employees to read and acknowledge the code of conduct and participate in compliance training. Our employees are also encouraged to report suspected violations of the code of conduct through various means, including a toll-free hotline, and they may do so anonymously. Our code of conduct is available for viewing on our website at www.aecom.com. If we make substantive amendments to the code of conduct or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our website and/or in a report on Form 8-K in accordance with applicable rules and regulations.

Communications With the Board of Directors

        Our stockholders may communicate with our Board of Directors, a committee of our Board of Directors or a director by sending a letter addressed to the Board of Directors, a committee or a director c/o Corporate Secretary, AECOM Technology Corporation, 555 South Flower Street, 37th Floor, Los Angeles, California 90071. All communications will be compiled by our Corporate Secretary and forwarded to the Board, the committee or the directors, as appropriate.

Director Nominations

        The Nominating and Governance Committee of our Board of Directors is charged with identifying, investigating and recommending to the Board of Directors qualified individuals to become directors and assessing at least annually the size and composition of the Board of Directors and recommending any changes to the Board of Directors.

        It is our belief that members of the Board of Directors should have the highest professional and personal ethics and values. The Board's Nominating and Governance Committee annually reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. We believe that, as a whole, the Board of Directors should include individuals that are committed to enhancing stockholder value with sufficient time to effectively carry out their duties. While all directors should possess business acumen, the Board of Directors endeavors to include an array of targeted skills and experience in its overall composition. Criteria that the Nominating and Governance Committee looks for in director candidates include business experience and skills, judgment, independence, integrity, an understanding of such areas as finance, marketing, regulation, and public policy and the absence of potential conflicts with the Company's interests.

        Our Nominating and Governance Committee will consider stockholder nominations for directors if it receives timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received not less than 60 nor more than 90 days prior to the date of the stockholders' meeting at which the stockholder wishes a nomination to be considered. However, in the event that less than 70 days' notice of the date of the stockholder meeting at which directors are to be elected is given to stockholders, then director nominations by a stockholder will be deemed timely if received by the Corporate Secretary by the close of business on the tenth business day following the day on which the notice of stockholder meeting was mailed or public disclosure of such meeting was made. To be in proper form, the notice must, as to each person whom the stockholder proposes to nominate for election or re-election as a director, state the name, age, business address and residence address of such person; the principal occupation or employment of such person; the class and number of shares of capital stock of the Company that are beneficially owned by such person; and such other information concerning such person as would be required in a proxy statement soliciting proxies for the election of directors (including such person's signed written consent to being named in the proxy statement as a nominee and to serve as a director of the Company, if elected). In addition, as to the stockholder giving the notice, the notice must also state the name and address, as they appear on the Company's books, of such stockholder and the class and number of shares of the Company which are beneficially owned by such stockholder. Additional requirements respecting stockholder proposals are described below under the heading "Stockholder Proposals" on page 35.

Director Attendance at Annual Meetings

        AECOM's policy is for directors to attend our annual meetings, unless there are extenuating circumstances. At last year's annual meeting of our stockholders, all members of our Board of Directors attended.

Director Compensation

        Those of our directors who also serve as our officers or consultants, or as officers or consultants of our subsidiaries are not compensated by us for attending meetings or performing any other function of the Board. All other directors are paid a retainer of $36,000 per year. In addition, non-employee directors receive the following meeting fees:

  •
  Board and Committee fees of $1,500 per meeting when in person and $1,000 when telephonic;

  •
  Committee Chair fees for Compensation and Organization, Nominating and Governance and Planning, Finance and Investment Committees of $3,000 per meeting when in person and $2,000 per meeting when telephonic; and

  •
  Audit Committee Chair fees of $4,500 per meeting when in person and $3,000 when telephonic.

        Our non-employee directors are entitled to defer some or all of their annual retainers and meeting fees to our Non-Qualified Stock Purchase Plan and receive common stock units plus a ten percent (10%) Company match, except for non-U.S. resident directors who may be permitted to defer into their local AECOM stock plans.

        Each non-employee director, at the time he or she is first elected to our Board of Directors, receives options to purchase 10,000 shares (on an annualized basis, pro rated for the amount of the year the new director is actually with the Company) of our common stock under our Stock Incentive Plan for Non-Employee Directors and thereafter will receive annually options for a number of shares approved by the Board of Directors. The exercise price for such options is the market value of our common stock on the date of grant and the options are exercisable six months after the grant date.

Related Party Transaction Policy

        We have adopted a written related party transaction policy, which covers transactions between us and our directors, executive officers, 5% or greater stockholders and parties related to the foregoing, such as immediate family members and entities they control. The policy requires that any such transaction be considered and approved by our Audit Committee prior to entry into such transaction. In reviewing such transactions, the policy requires the Audit Committee to consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to the benefits to the Company, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to unrelated third parties or to employees generally.

        Under the policy, if we should discover related party transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Certain Relationships and Related Transactions

        Mr. Ronald Yamiolkoski is employed by our subsidiary DMJM+Harris as an Associate Vice President and he is the brother-in-law of Mr. Richard Newman, our Chairman. Mr. Yamiolkoski has no reporting responsibility to Mr. Newman and, in our fiscal year ended September 30, 2007, Mr. Yamiolkoski received compensation from DMJM+Harris of approximately $157,000. The employment of Mr. Yamiolkoski was entered into more than 25 years ago, prior to the adoption of our related party transaction policy and has since been ratified by the Audit Committee.

        One of our subsidiaries has performed design and other services in the ordinary course of business for Lowe Enterprises, which is affiliated with Robert Lowe, one of our directors. The subsidiary received fee payments from Lowe Enterprises in our fiscal year 2007 in the amount of approximately $60,000. These services were independently performed by the subsidiary for Lowe Enterprises prior to our acquisition of the subsidiary. In addition, another of our subsidiaries jointly pursued a project with an affiliate of Lowe Enterprises where our subsidiary received payments for design and other services from the project client (which was not affiliated with Lowe Enterprises) in our fiscal year 2007 in the amount of approximately $515,000. This transaction with Lowe Enterprises have been ratified by our Audit Committee.

        We previously established a Senior Executive Equity Investment Plan, under which we encouraged our senior officers to hold AECOM stock by providing loans to fund the purchases of the stock. At September 30, 2006, there were SEEIP loans outstanding with in aggregate principal amount of approximately $29.7 million. As of February 20, 2007, all SEEIP loans have been terminated and repaid.

EXECUTIVE OFFICERS

        AECOM Technology Corporation's executive officers as of January 2, 2008 are as follows:

Name	Age	Position(s) Held
John M. Dionisio	59	Director, President and Chief Executive Officer
Richard G. Newman	73	Director, Chairman
James R. Royer	61	Executive Vice President and Chief Operating Officer
Michael S. Burke	44	Executive Vice President, Chief Corporate Officer and Chief Financial Officer
Raymond W. Holdsworth	64	Vice Chairman, Corporate Development
Francis S.Y. Bong	65	Director, Chairman, Asia
Glenn R. Robson	45	Senior Vice President and Chief Strategy Officer

        The following is information regarding those persons currently serving as executive officers of AECOM Technology Corporation:

        John M. Dionisio was appointed our President and Chief Executive Officer on October 1, 2005 and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our subsidiary, DMJM+Harris. Mr. Dionisio joined Frederic R. Harris, Inc., in 1971, predecessor company to DMJM+Harris where he served in many capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of all U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993.

        Richard G. Newman has been a member of our Board of Directors since May 1990 and currently is our Chairman. Mr. Newman was our President until 1993, and then Chairman, President and Chief Executive Officer from May 1993 to October 2000 and Chairman and CEO from 2000 to 2005. He served as a director of Ashland Technology Corporation from February 1989 until it became AECOM in April 1990. Mr. Newman was also President of Ashland Technology, which later became AECOM, from December 1988 until May 1990. Previously, he was President and Chief Operating Officer of Daniel, Mann, Johnson & Mendenhall from October 1985 to December 1988 and a Corporate Vice President or Vice President of DMJM from 1977 to 1985. Mr. Newman is also a director of Southwest Water Company, Sempra Energy Company and 14 mutual funds affiliated with Capital Research and Management Company.

        James R. Royer was appointed Executive Vice President and Chief Operating Officer in October 2005. From October 2004 to October 2005, Mr. Royer was Chief Executive of our Americas Facilities Group, Regional Group and Government Services Group. He was appointed Chairman of the Board of our subsidiary DMJM H&N in February 2002 and Chief Executive Officer in April 2003. Prior to that, he served as Chairman of the Board, President and Chief Executive Officer of our subsidiary TCB INC. from August 1991 to September 2003, and continued in his role as Chief Executive Officer of TCB INC. until October 2004. He was elected President of Turner Collie & Braden Inc. (TCB) in 1987. He served in various senior management positions with TCB, including Vice President from 1982 through 1987. Mr. Royer is a director and former Chairman of the Greater Houston Partnership and is also a member of the board of directors of Memorial Herman Health Care System in Houston.

        Michael S. Burke was appointed Executive Vice President and Chief Corporate Officer in May 2006 and was appointed Chief Financial Officer in December 2006. Mr. Burke joined AECOM as Senior Vice President, Corporate Strategy in October 2005. From 1990 to 2005, Mr. Burke was with the accounting firm, KPMG LLP. He served in various senior leadership positions most recently as a Western Area Managing Partner from 2002 to 2005 and was a member of KPMG's Board of Directors from 2000 through 2005. While on the KPMG Board of Directors, Mr. Burke served as the Chairman of the Board Process and Governance Committee and a member of the Audit and Finance Committee. Mr. Burke also serves on the Board of Directors of Rentech, Inc. and is the Chairman of its Audit Committee. Mr. Burke also serves on various charitable and community boards.

        Raymond W. Holdsworth was appointed Vice Chairman, Corporate Development in October 2005. Prior to this position, Mr. Holdsworth served as our President from March 2000 to October 2005. From January 1999 to March 2000, Mr. Holdsworth was Group Chief Executive for three of AECOM's operating companies. He was President & Chief Executive Officer of DMJM from April 1993 to 1997, and Chairman & Chief Executive Officer from then until January 1999. Mr. Holdsworth served as DMJM's Vice President for Corporate Development from June 1992 to April 1993.

        Francis S. Y. Bong was named to our Board of Directors after our merger with Maunsell in May 2000. He serves as Chairman for our operations in Asia. Prior to our merger with Maunsell, Mr. Bong was Chairman and Chief Executive of Maunsell Consultants Asia Holding Ltd. from 1997 to 2000 and served as Managing Director of the same firm from 1987 to 1996. Mr. Bong started with Maunsell in 1975. Mr. Bong also serves on the Board of Directors of Cosmopolitan International Holdings Ltd. as a non-executive director.

        Glenn R. Robson was appointed Senior Vice President and Chief Strategy Officer in December 2006. Mr. Robson joined AECOM in May 2002 as Senior Vice President and Chief Financial Officer. Prior to joining AECOM, Mr. Robson worked at Morgan Stanley & Co. Incorporated for twelve years, where he served most recently as a Managing Director in the investment banking division, and previously as a Principal and Vice President in the corporate finance department. Earlier in his career, Mr. Robson was a Business Analyst with McKinsey & Company.

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

Compensation Discussion and Analysis ("CD&A")

        The following provides information regarding the compensation and benefit programs in place for the executive officers named in the Summary Compensation Table that follows this Compensation Discussion & Analysis (such officers being John M. Dionisio, President and Chief Executive Officer (CEO); Richard G. Newman, Chairman; James R. Royer, Executive Vice President and Chief Operating Officer; Michael S. Burke, Executive Vice President, Chief Corporate Officer and Chief Financial Officer; Francis S.Y. Bong, Chairman Asia; and Glenn R. Robson, Senior Vice President and Chief Strategy Officer) (collectively, the "Named Executive Officers") for our 2007 fiscal year. It also includes information regarding the overall objectives of our compensation program and each element of compensation that we provide. The Compensation and Organization Committee of the Board of Directors approves the compensation for the CEO and the Chairman and reviews and approves management's recommendations for the CEO's direct reports. In addition, the Compensation and Organization Committee reviews and approves compensation programs, oversees our executive compensation philosophy and strategy, and ensures that proper due diligence, deliberations, and reviews of executive compensation are conducted.

Overview

        Our compensation programs are designed to provide an overall total direct compensation package that is competitive with our peer companies (described in more detail below), allow us to attract and retain key talent, and provide incentives that promote short- and long-term financial growth and stability to continuously enhance stockholder value based on a pay-for-performance model.

Benchmarking

        The Compensation and Organization Committee uses market data as an important tool in developing executive compensation packages for our Named Executive Officers. To help establish and review the compensation paid to the Named Executive Officers, our Compensation and Organization Committee reviews an executive compensation report prepared by Towers Perrin, the committee's independent third party consulting firm. This report compares our performance and each element of Named Executive Officer compensation to comparable positions within the general professional industry and a list of peer group companies. During fiscal 2007, we also used Tower Perrin to conduct market salary research and to analyze Board compensation against our peer companies. We do not believe the independence of Towers Perrin was impaired by such engagements.

        For compensation consideration at the beginning of fiscal 2007, the general industry companies used by our compensation consultant in our peer group included Baker (Michael) Corporation, CH2M Hill Companies Limited, Fluor Corporation, Foster Wheeler Ltd., Jacobs Engineering Group, Inc., Shaw Group, Tetra Tech, Inc, URS Corporation and Washington Group International, Inc. For year-end incentive performance evaluation purposes both short and long-term, the Committee reviewed the peer group and recommended Baker (Michael) Corporation be removed and replaced with Chicago Bridge & Iron, which is more comparable to AECOM in terms of market capitalization. AECOM is near the median regarding the revenue and net income of the group. In addition, the Compensation and Organization Committee believes this group of companies provides an appropriate peer group because they are business competitors or other entities with which we compete for employees at the executive level, have similar or best market compensation practices and/or are similar in size to us. The compensation survey data for general industry companies are from Towers Perrin's 2007 Executive Compensation Data Bank. Regression analysis was used to determine "predicted" pay levels for the Top 5 executives at companies whose revenues are similar to AECOM's.

        The compensation consultant's report provides the Compensation and Organization Committee with market survey information for base salary and short and long-term incentive compensation within both the general industry companies and the peer group companies specified above. The compensation consultant also provides comparisons of key performance metrics for the Company compared to the peer group companies. This comparison establishes the basis for the evaluation of our overall performance, which performance is then considered when the Compensation and Organization Committee reviewed the performance of and determined compensation for each of the Named Executive Officers.

        To implement the general principles outlined above, the Compensation and Organization Committee reviews compensation for the Named Executive Officers considering base salary and short- and long-term compensation in a total rewards package rather than making specific comparisons for each category (other than with respect to base salary). We target base salary compensation for our Named Executive Officers at the 50th percentile of our peer group companies taking into account the experience level of the individuals in their current positions. Short term compensation or annual incentive bonuses for the Named Executive Officers are based on a comparison between our performance and the peer group's prior twelve month performance in the areas of growth in earnings before interest, taxes and amortization (EBITA), return on investment (ROI) and growth in earnings per share. Similarly, long-term compensation for our Named Executive Officers is based on these same benchmarks comparing our performance over the prior five years against that of the peer group.

        Our Compensation and Organization Committee then considers these quantitative performance comparisons and the compensation of executives of the peer group companies in similar positions, as well as qualitative performance factors they deem important to insure the alignment of our executives'

compensation with the goals of our stockholders. The qualitative factors are developed with the CEO for the Named Executive Officers reporting to the CEO, and by the Compensation and Organization Committee for the CEO. These qualitative factors include items such as experience, leadership, integrity, strategic planning, team building, diversity, stability and succession planning.

Elements of compensation

        Our compensation package for our Named Executive Officers generally consists of:

  •
  Base Salary—this component is intended to provide our Named Executive Officers with a competitive salary for executive's position and experience relative to executive's peers in the peer group companies.

  •
  Short-Term Compensation—this component is intended to encourage our Named Executive Officers to focus on the Company's annual financial plan as well as the specific qualitative goals included in our strategic plan.

  •
  Long-Term Incentive Compensation—this component is designed to reward the executives for achieving quantitative and qualitative objectives that are related to our long-term objectives as included in our five year strategic plan.

        We believe tying our executives' total direct compensation with the short- and long-term objectives of our strategic plan aligns our executives' interests with our stockholders and provides strong retention and motivational incentives for our executives. A significant portion of our Named Executive Officers' total direct compensation is based upon our results as compared to our peer group companies. We believe this pay-for-performance model encourages and motivates the executives' performance in alignment with the best interests of our stockholders and employees.

        As our financial performance improves relative to our performance targets and goals and the performance of our peer group companies, the Named Executive Officers' potential for additional compensation under the short-term and long-term incentive programs will increase. Should actual performance fall short of performance targets and goals, total compensation will be reduced. Short-term compensation may be reduced to zero should performance fall short of established goals. Long-term compensation, as described below, is generally subject to company-wide performance targets for the Named Executive Officers. If the Company falls short of its performance targets for the three year performance period, the payout of the restricted stock units will be reduced and may be reduced to zero for significant shortfalls based on a pre-established formula. Our Compensation and Organization Committee evaluates on an annual basis past performance, performance of the peer group companies and general market conditions to establish future performance targets and goals.

  Base salary

        We strive to provide our Named Executive Officers with a competitive base salary that is in-line with their roles and responsibilities when compared to peer companies of comparable size. We view base salary as an important component to each Named Executive Officer's overall compensation package. Base salaries are reviewed annually and at the time of promotion or other changes in responsibilities. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual, and the amount of performance based incentives received or granted each year. The Compensation and Organization Committee sets the base salary of our Named Executive Officers near the median of the peer group taking into account the relative size of the company compared to the median of the peer group, and the experience of each of our executives compared to the average peer executive in the same position.

  Short-Term Incentive Compensation

        Our short-term incentive compensation program allows us to create annual performance criteria that are flexible and that change with the needs of our business. Each year, the Compensation and Organization Committee reviews our performance as compared to financial and qualitative goals established at the beginning of the year. Our CEO and his management team are responsible for the overall performance of the Company in accordance with our strategic operating plan, as approved annually by our Board of Directors, and are thus evaluated on these objectives.

        The measurement criteria for our Named Executive Officers' incentive compensation bonuses for fiscal year 2007 were based on our growth in EBITA (earnings before interest expenses, taxes, amortization, company stock matches and one-time merger related expenses), EBITA return compared to the total invested capital, and growth in EBITA per share, supplemented by qualitative achievements such as the successful completion of our initial public offering; initiating and completing significant mergers, including effective integration; aggressive quality and safety development plans; development and implementation of our employee engagement programs; cross-selling and production sharing between our operating brands; and other personal accomplishments. The Compensation and Organization Committee determines, in its sole discretion, the actual annual incentive compensation paid to the Named Executive Officers taking into account the factors described above.

        The actual amounts awarded to the Named Executive Officers in 2007 are shown in the column labeled "Bonus" in the Summary Compensation Table on page 21.

  Long-term Incentive Compensation—Performance Earnings Program (PEP)

        Long-term incentive compensation is provided to our Named Executive Officers through the award of restricted stock units pursuant to our Performance Earnings Program (PEP). Our long-term incentive compensation program is designed to focus and reward our Named Executive Officers on our long-term goals. By creating a three-year performance period under our PEP (described below), our goal is to encourage and to provide an incentive for our Named Executive Officers to advance AECOM's long-term goals and enhance stockholder value.

        Our CEO provides the Compensation and Organization Committee with a recommended total dollar pool for PEP awards to all Named Executive Officers as well as other key executives, excluding the CEO and the Chairman. The Compensation and Organization Committee then reviews the compensation consultant's report described above, including the comparable total direct compensation amounts of peer companies and determines the final total dollar amount of PEP restricted stock units that are to be awarded to the Named Executive Officers, including the CEO and Chairman. The actual awards granted for fiscal 2007 by the Compensation and Organization Committee to each of the Named Executive Officers were based upon the compensation consultant's report on stock awards for comparable positions within the peer group companies described above, as well as the executive's experience, qualitative results, individual contributions, scope of responsibility and retention risk.

        Under the Performance Earnings Program for 2007 (PEP07), we awarded performance-based restricted stock units that are earned based on financial performance and continued employment over a three fiscal year performance period. The Compensation and Organization Committee establishes objective performance criteria for each PEP award period. The PEP07 awards are based on the three-year performance of two corporate objectives: (1) growth in EBITA and (2) return on investment. Growth in EBITA and return on investment are each given a 50% weighting in determining overall payout.

        The Compensation and Organization Committee adopted these performance goals because it believes they are key indicators of our financial and operational success and are key drivers of long-term stockholder value. The specific performance goal levels reflect confidential, internal financial targets at the time the awards are established. These goals require a high level of financial performance to be achieved over the three-year period. As was the case with the awards granted for prior performance periods, the goals for the PEP07 performance period are challenging but, we believe, achievable.

        PEP awards generally vest on December 31st following the close of the three-year performance period and are settled by the delivery of shares of common stock in the following January. The Named Executive Officer must be an active employee at the time the PEP is settled or the Named Executive Officer forfeits the PEP award, although exceptions may be made by the Compensation and Organization Committee, including exceptions for retirement, death or disablement. At the end of the three year performance period, the final amount of performance-based restricted stock units that are earned by each Named Executive Officer will be determined based on achievement of the performance criteria. Beginning in 2007, the PEP awards have a deferred compensation election feature that allows our Named Executive Officers, to the extent permitted under regulatory statutes, to defer settlement of PEP awards beyond the scheduled settlement date.

        Since the initiation of the PEP program, the stock options have not been issued to Named Executive Officers as part of their long-term incentive compensation, except in the case of initial new hire awards. In 2007, stock options were not issued to any of the Named Executive Officers. In general, we consider that the PEPs link pay-for-performance directly and immediately to the Named Executive Officer while stock option awards might be used as part of a key executive hire package that provides an early equity interest in the Company for the new executive. When granted, all stock options have an exercise price equal to the price of our common stock on the date the option is granted. (Prior to our initial public offering, the price was based on the most recent quarterly valuation. Following our initial public offering, the price is based upon the closing price of our common stock on the applicable date.)

        The Company does not currently have a policy requiring a fixed course of action with respect to compensation adjustments following later restatements of performance targets. Under those circumstances, the Compensation and Organization Committee would evaluate whether compensation adjustments were appropriate based upon the facts and circumstances surrounding the restatement.

  Benefit and Retirement Programs

        General.    Our Named Executive Officers are eligible to participate in benefits plans that are available to substantially all of our employees, including participation in our Retirement & Savings Plan (401(k)-type plan), medical insurance, dental insurance, life insurance, disability insurance programs. In addition to the benefit plans available to substantially all of our employees, we offer additional benefits to its executive officers. We believe these additional benefits are consistent with our overall compensation philosophy and designed to ensure that we can effectively retain our executive officers (including the Named Executive Officers) and compete for new executive talent. These additional benefits consist of:

  •
  Executive Life Insurance.    Our Named Executive Officers are eligible to participate in an Executive Life Insurance plan on an annual basis. This plan is in addition to the basic life insurance program which is open to a large majority of AECOM employees. The Executive Life Insurance plan provides up to an additional $800,000 in coverage.

  •
  Executive Medical Insurance.    Our Named Executive Officers are eligible to participate in an Executive Medical Insurance plan on an annual basis. This plan is in addition to the basic medical insurance programs that are open to most AECOM employees. The Executive Medical Insurance plan provides up to 100% reimbursement for certain medical expenses up to $75,000 per calendar year.

        AECOM Pension Plan.    The AECOM Pension Plan is a defined benefit plan that was adopted in September 1990. Participation in the AECOM Pension Plan was frozen to new entrants effective April 1, 1998. Of our Named Executive Officers, only our CEO, Chairman and our Chief Operating Officer were employees as of April 1, 1998 and are eligible to receive a retirement pension benefit under the Pension Plan.

        Depending on the participant's years of service to AECOM, the pension benefits will range from 26% to 30.5% of the employee's final capped average monthly compensation plus an additional 11% to 12.5% of the employee's final capped average monthly compensation in excess of specified Social Security base amounts. The final average monthly compensation was capped as of April 1, 2004 at the employee's highest compensation (including incentive compensation) for one full calendar year from 1994 through 2003. If the employee's final average monthly compensation as of April 1, 2004 was lower than the cap, the employee's final average compensation will continue to increase until the participant's average compensation reaches the compensation cap. Pension benefits will generally be reduced for participants with less than 25 years of service as required by plan rules. Employee contributions to the Pension Plan of up to 1.5% of compensation were required prior to April 1, 1998.

        We have generally replaced the AECOM Pension Plan with a 401(k) pension component of our Retirement & Savings Plan (RSP). Beginning April 1, 1998, employees were allowed to make pre-tax or after-tax contributions of up to 1.5%, in 0.5% increments, of their compensation to this 401(k) pension component, and AECOM makes a matching contribution equal to 100% of the employees' contributions (maximum 1.5% of compensation). Beginning January 1, 2007, the maximum employee contribution was increased from 1.5% to 6%. At the same time, AECOM's matching contribution percentage was reduced from 100% to 50%. The combined effect of these changes increases the maximum AECOM matching contribution from 1.5% to 3.0% of compensation. In addition, employees have the ability to make supplemental pre-tax or after-tax contributions of an additional 1% to 25% of their compensation to an unmatched component of the RSP.

        AECOM Management Supplemental Executive Retirement Plan (MSERP).    The Company amended the AECOM Pension Plan, effective July 1, 1998, to provide for certain participants including Named Executive Officers (our CEO, Chairman and COO), earning benefits under the AECOM Pension Plan to instead earn identical benefits under a non-qualified plan known as the Management Supplemental Executive Retirement Plan, or MSERP. The MSERP replaces and provides a benefit identical in nature to the AECOM Pension Plan but on an unfunded basis.

        The benefits of each employee who participated in the AECOM Pension Plan or MSERP are reduced by the actuarial estimate of the equivalent of a hypothetical account balance, calculated to be what the employee would have in his or her 401(k) pension component from April 1, 1998 until the employee's retirement if 3% (less for certain long service employees) had been contributed every year and the 401(k) contributions had remained invested in a benchmark fund, which mirrors the AECOM Pension Plan investments. At termination, participants have a one-time opportunity to restore this reduction by transferring from their 401(k) account to the AECOM Pension Plan an amount equal to the hypothetical account balance.

        AECOM Supplemental Executive Retirement Plans (92 SERP & 96 SERP).    In October 1992 we established the unfunded Supplemental Executive Retirement Plan, or 92 SERP, and in July 1996 we established the unfunded Supplemental Executive Retirement Plan, or 96 SERP, in order to provide some of our U.S. resident executive officers with pre-retirement death benefits and retirement benefits consistent with the level provided by the previous AECOM Pension Plan formula. These Supplemental Executive Retirement Plans require a participant to have reached the minimum age of 50 and to have worked at AECOM for at least five years. The plans also include early retirement provisions at age 62 with full retirement benefits.

        Of our Named Executive Officers, only our CEO is eligible to receive any benefits from the 92 SERP and only our Chief Operating Officer is eligible to receive any benefits from the 96 SERP.

        In July of 1996 we established the AECOM Excess Benefit Plan for participants in the Supplemental Executive Retirement Plans in order to provide only those benefits which the AECOM Pension Plan cannot provide due to federal tax limits. Benefits from the Excess Benefit Plan are unfunded and will reduce, dollar-for-dollar, the pension benefit paid by the Supplemental Executive Retirement Plans.

  Employment Agreements, Severance Benefits and Change in Control Provisions

        Except with respect to our Chief Operating Officer, we do not have any employment agreements in effect with any of our Named Executive Officers. We entered into this agreement with our Chief Operating Officer in connection with his joining us upon the acquisition of TCB, Inc. The employment agreement provides for a severance payment equal to 12 months salary for termination of employment by the Company without cause or by "Constructive Discharge," such as a material reduction in job duties or a required relocation without consent.

Stock Ownership

        There are no equity ownership requirements or guidelines that any of our employees must meet or maintain. We have a broad base of stock ownership by employees (including our Named Executive Officers) and believe that this enhances our success by aligning the interests of our employees and stockholders. We encourage Named Executive Officers to invest in our common stock through payroll deductions invested in our stock and matched by our typical company match formula, the grants of PEPs and in certain cases, stock options. In February 2007, we sold 36,209 shares (including 3,753 company stock match shares) of our common stock to our Chief Corporate Officer, who paid $500,000 for such shares.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits a company's federal tax deduction on compensation paid in excess of $1 million a year to the Chief Executive Officer and the other Named Executive Officers (other than the Chief Financial Officer). The IRS' limitation does not apply to compensation that qualifies as "performance-based" under federal tax law. In addition, transition rules exempt certain compensation paid under plans in existence before our initial public offering. Our policy is to structure, to the extent practicable, compensation arrangements with our executive officers to be fully deductible under federal tax law unless the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.

        We will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, we are prepared, when appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

Respectfully submitted,

H. Frederick Christie, Chairperson James H. Fordyce Linda Griego Robert J. Lowe William G. Ouchi

Executive Compensation Tables

        The following seven tables provide information regarding the compensation awarded to or earned during our fiscal year ended September 30, 2007 by our principal executive officer (PEO), our current and former principal financial officers (PFO) and the three most highly compensated executive officers other than the PEO and PFOs.

Summary Compensation Table for Fiscal Years Ended September 30, 2007 and 2006

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)		Stock Awards ($)(3)		Option Awards ($)			Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)		All Other Compensation ($)			Total ($)
John M. Dionisio President and Chief Executive Officer (PEO)	2007 2006	$ $	862,514 718,760	$ $	1,500,000 850,000	$ $	2,032,011 1,600,278	$ $	— —		$ $	— —	$ $	348,949 89,436	$ $	136,315 103,117	(4) (5)	$ $	4,879,789 3,361,591
Richard G. Newman Chairman	2007 2006	$ $	900,016 900,016	$ $	1,500,000 850,000	$ $	1,637,123 1,324,378	$ $	— —		$ $	— —	$ $	— 3,674	$ $	95,194 116,947	(6) (7)	$ $	4,132,333 3,195,015
James R. Royer Executive Vice President and Chief Operating Officer	2007 2006	$ $	487,510 443,758	$ $	500,000 450,000	$ $	442,173 316,871	$ $	— —		$ $	— —	$ $	191,663 83,325	$ $	69,569 87,427	(8) (9)	$ $	1,690,915 1,381,381
Michael S. Burke Executive Vice President, Chief Corporate Officer, Chief Financial Officer (PFO)(17)	2007 2006	$ $	456,258 353,853	$ $	500,000 400,000	$ $	532,742 240,295	$ $	— 93,700	(11)	$ $	— —	$ $	— —	$ $	241,239 369,568	(10) (12)	$ $	1,730,239 1,457,416
Francis S.Y. Bong Chairman Asia	2007 2006	$ $	364,625 347,431	$ $	379,095 408,218	$ $	353,925 273,899	$ $	— —		$ $	— —	$ $	— —	$ $	274,054 349,954	(13) (14)	$ $	1,371,699 1,379,502
Glenn R. Robson Senior Vice President and Chief Strategy Officer (PFO)(17)	2007 2006	$ $	357,505 343,751	$ $	375,000 260,000	$ $	288,452 219,584	$ $	— —		$ $	— —	$ $	— —	$ $	57,413 62,340	(15) (16)	$ $	1,078,370 885,675

(1)
Includes deferrals to qualified defined contribution and non-qualified deferred compensation plans. For more information regarding amounts deferred into the non-qualified deferred compensation plan, please refer to the Nonqualified Deferred Compensation Table.

(2)
Includes the FY 2007 incentive compensation (IC) bonus amounts paid in December 2007 based on the results of each individual's performance criteria plus all cash bonuses accrued and paid in FY 2007 excluding IC paid in December 2006 since the amounts were accrued in FY 2006.

(3)
Each Named Executive Officer received a grant or grants under the Performance Earnings Program (PEP) in FY2005, FY2006 and FY2007. Each participant in the PEP was awarded a specific number of target credits that will be earned by the participant throughout a three-year performance period based on a formula that will include multiple categories of performance for AECOM (refer to the long-term incentive awards section of the "Compensation Discussion & Analysis" section in this prospectus for more details regarding this program). The future value of these PEP grants is dependent upon the performance of the Company.

The disclosures in the Stock Awards column are based on the dollar amounts that AECOM recognized as a compensation expense in FY2007 for the 2005 PEP, 2006 PEP and 2007 PEP awards under SFAS 123R. The Outstanding Awards at Fiscal Year-End and Option Exercises and Stock Vested tables include additional information with respect to all awards outstanding as of September 30, 2007.

(4)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP) in the amount of $11,275, company match in the non-qualified deferred compensation Stock Purchase Plan (SPP) in the amount of $47,568, executive life insurance premiums, executive medical insurance premiums in the amount of $21,853, tax gross-ups on the Medicare and FICA tax attributed to the non-qualified defined benefit plan benefits and the deferred compensation plans (M-SERP, SERP & SPP), travel and entertainment expenses for spouse, entertainment/sporting event expenses and automobile related expenses in the amount of $31,325.

(5)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP), company match in the non-qualified deferred compensation Stock Purchase Plan (SPP) in the amount of $51,494, executive life insurance premiums, executive medical insurance premiums in the amount of $26,899, tax gross-ups on the Medicare and FICA tax attributed to the non-qualified defined benefit plan benefits and the deferred compensation plans (M-SERP, SERP & SPP), travel expenses for spouse, entertainment/sporting event expenses and automobile related expenses.

(6)
This amount includes company match in the non-qualified deferred compensation Stock Purchase Plan (SPP) in the amount of $28,533, executive life insurance premiums, executive medical insurance premiums in the amount of $21,853, tax gross-ups on the Medicare and FICA tax attributed to the non-qualified defined benefit plan benefits and the deferred compensation plans (M-SERP, SERP & SPP), travel expenses for spouse, company-paid charitable contributions in the amount of $5,000, entertainment/sporting event expenses, membership dues and automobile related expenses.

(7)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP), company match in the non-qualified deferred compensation Stock Purchase Plan (SPP) in the amount of $52,156, executive life insurance premiums, executive medical insurance premiums in the amount of $26,899, tax gross-ups on the Medicare and FICA tax attributed to the non-qualified defined benefit plan benefits and the deferred compensation plans (M-SERP, SERP & SPP), travel expenses for spouse, company-paid charitable contributions, entertainment/sporting event expenses, membership dues and automobile related expenses.

(8)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP), company match in the non-qualified deferred compensation Stock Purchase Plan (SPP), executive life insurance premiums, executive medical insurance premiums in the amount of $21,853, tax gross-ups on the Medicare and FICA tax attributed to the non-qualified Defined Benefit benefits and the deferred compensation plans (M-SERP, SERP & SPP), travel expenses for spouse, company-paid charitable contributions, membership dues, entertainment/sporting event expenses and automobile related expenses.

(9)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP), company match in the non-qualified deferred compensation Stock Purchase Plan (SPP) in the amount of $12,833, executive life insurance premiums, executive medical insurance premiums in the amount of $26,899, tax gross-ups on the Medicare and FICA tax attributed to the non-qualified Defined Benefit benefits and the deferred compensation plans (M-SERP, SERP & SPP), travel expenses for spouse in the amount of $27,986, membership dues, entertainment/sporting event expenses and automobile related expenses.

(10)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP), company match in the non-qualified deferred compensation Stock Purchase Plan (SPP) in the amount of $68,255, company stock match of $90,000, tax gross-ups on the Medicare and FICA tax attributed to the deferred compensation plan (SPP), executive life insurance premiums, executive medical insurance premiums in the amount of $21,853, travel expenses for spouse, company-paid charitable contributions, membership dues, personal air travel and automobile related expenses.

(11)
Michael Burke received options to purchase 20,000 shares of AECOM common stock granted on October 3, 2005 with an exercise price of $12.405 per share. This award is valued at a Black-Scholes value of $4.685 per share option as of the grant date. This Black-Scholes valuation includes the following assumptions: Time to Expiration of 7 years, which matches the life of the option as AECOM has historically not experienced early exercise of options by our executives; Risk Factor Rate of 4.31%, which is the market yield on U.S. Treasury securities at 7-year constant maturity as of October 3, 2005; and Volatility of 0.25, which considers volatility of publicly-traded comparable company stocks as of the valuation date.

(12)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP) in the amount of $25,150, company match in the non-qualified deferred compensation Stock Purchase Plan (SPP) in the amount of $242,749, a company match of $54,000 based on an 18% match on a $300,000 Senior Executive Equity Investment Plan (SEEIP) loan note issued on October 3, 2005, executive life insurance premiums, executive medical insurance premiums in the amount of $26,899, travel expenses for spouse, membership dues and automobile related expenses.

(13)
This amount includes company match in the Hong Kong Global Stock Plans in the amount of $179,108, company pension plan contributions to the Hong Kong MFP Pension Plan, executive medical insurance premiums, travel expenses for spouse, housing allowance in the amount of $73,957, membership dues and automobile related expenses.

(14)
This amount includes company match in the Hong Kong Global Stock Plans in the amount of $212,047, company pension plan contributions to the Hong Kong MFP Pension Plan, executive medical insurance premiums, travel expenses for spouse, housing & travel allowances, membership dues and automobile related expenses.

(15)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP), executive life insurance premiums, executive medical insurance premiums in the amount of $21,853, tax gross-ups on the Medicare and FICA tax attributed to the SPP, company-paid charitable contributions, membership dues and automobile related expenses.

(16)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP) and the non-qualified deferred compensation Stock Purchase Plan (SPP), executive life insurance premiums, executive medical insurance premiums in the amount of $26,899, tax gross-ups on the Medicare and FICA tax attributed to the SPP, membership dues and automobile related expenses.

(17)
Messrs. Robson and Burke's positions changed in December 2006. Mr. Burke has been named Executive Vice President, Chief Financial Officer and Chief Corporate Officer and is now our Principal Financial Officer, and Mr. Robson has been named Senior Vice President, Finance and Chief Strategy Officer.

Grants of Plan-based Awards for Fiscal Year 2007

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares or Stock/Units	All Other Stock Awards: Number of Securities Underlying Options	Exercise or Base Price of Options Awards ($/Sh)
											Grant Date Fair value of stock and option awards(2)
Name and Principal Position	Grant Date	Thresholds ($)	Targets ($)	Maximums ($)	Thresholds (#)	Targets (#)	Maximums (#)
John M. Dionisio President and Chief Executive Officer	12/26/2006	$—	$—	$—	34,350	137,400	137,400	—	—	$—	$1,951,080
Richard G. Newman Chairman	12/26/2006	$—	$—	$—	21,150	84,600	84,600	—	—	$—	$1,201,320
James R. Royer Executive Vice President and Chief Operating Officer	12/26/2006	$—	$—	$—	7,950	31,800	31,800	—	—	$—	$451,560
Michael S. Burke Executive Vice President, Chief Corporate Officer and Chief Financial Officer	12/26/2006	$—	$—	$—	17,100	68,400	68,400	—	—	$—	$971,280
Francis S. Y. Bong Chairman Asia	12/26/2006	$—	$—	$—	4,950	19,800	19,800	—	—	$—	$281,160
Glenn R. Robson Senior Vice President and Chief Strategy Officer	12/26/2006	$—	$—	$—	4,450	17,800	17,800	—	—	$—	$252,760

(1)
Each Named Executive Officer above received a grant under the Performance Earnings Program (PEP) in FY 2007, which is administered under the AECOM Technology Corporation 2006 Stock Incentive Plan. Each participant in the PEP was awarded a specific number of target credits that will be earned by the participant throughout a three-year performance period based on a formula that will include multiple categories of performance for AECOM (refer to the long-term incentive awards section of the "Compensation Discussion & Analysis" section in this prospectus for more details regarding this program). The future value of these PEP awards is dependent upon the performance of the Company.

The threshold for the 2007 PEP awards was 25% of the total granted target credits. The target for the 2007 PEP awards was 100% of the total granted target credits. The maximum for the 2007 PEP awards was 100% of the total granted target credits.

(2)
The amounts disclosed in the this column are based upon the number of initial PEP FY 2007 credits granted multiplied by an expected achievement percentage of 100% in accordance with our financial plan estimates, valued at the September 30, 2006 AECOM common stock price of $14.20 per share.

The 2007 PEP unites will vest 100% on December 31 following the close of the three-year performance period (i.e. December 31, 2009). The 2007 PEP cycle will be settled solely in shares of AECOM stock in January 2010, based on the cumulative performance of the original three fiscal years (FY 2007-09), unless the individual elected to defer some or all of their 2007 PEP award in to restricted stock units (RSUs) to be settled in shares of AECOM stock in a future January, subject to Section 409A of the Internal Revenue Code.

Outstanding Equity Awards at Fiscal Year-End 2007

	Option Awards						Stock Awards(1)
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units that Have Not Vested (#)	Market Value Shares or Units that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
John M. Dionisio President and Chief Executive Officer	50,000 60,000 30,000 50,000 40,000 100,000 100,000	— — — — — — —	— — — — — — —	$ $ $ $ $ $ $	4.99 5.455 6.84 7.84 8.36 9.755 10.39	08/20/2008 08/19/2009 11/14/2007 11/21/2009 11/15/2008 11/20/2010 12/02/2011	—	$—	PEP 05—41,658 PEP 06—192,476 PEP 07—137,400	PEP 05—$1,455,114 PEP 06—$6,723,187 PEP 07—$4,799,382
Richard G. Newman Chairman	100,000 120,000 100,000 300,000 100,000 360,000 150,000	— — — — — — —	— — — — — — —	$ $ $ $ $ $ $	4.99 5.455 6.84 7.84 8.36 9.755 10.39	08/20/2008 08/19/2009 11/14/2007 11/21/2009 11/15/2008 11/20/2010 12/02/2011	—	$—	PEP 05—62,486 PEP 06—114,090 PEP 07—84,600	PEP 05—$2,182,636 PEP 06—$3,985,164 PEP 07—$2,955,078
James R. Royer Executive Vice President and Chief Operating Officer	30,000 30,000 40,000 40,000 50,000	— — — — —	— — — — —	$ $ $ $ $	4.99 5.455 7.84 8.36 9.755	08/20/2008 08/19/2009 11/21/2009 11/15/2008 11/20/2010	—	$—	PEP 05—14,580 PEP 06—27,894 PEP 07—31,800	PEP 05—$509,279 PEP 06—$974,337 PEP 07—$1,110,774
Michael S. Burke Executive Vice President, Chief Corporate Officer and Chief Financial Officer	20,000	—	—		$12.405	10/03/2012	—	$—	PEP 05—11,248 PEP 06—18,830 PEP 07—68,400	PEP 05—$392,893 PEP 06—$657,732 PEP 07—$2,389,212
Francis S. Y. Bong Chairman Asia	50,000 50,000 50,000 50,000	— — — —	— — — —	$ $ $ $	6.84 7.84 8.36 9.755	11/14/2007 11/21/2009 11/15/2008 11/20/2010	—	$—	PEP 05—14,580 PEP 06—20,922 PEP 07—19,800	PEP 05—$509,279 PEP 06—$730,805 PEP 07—$691,614
Glenn R. Robson Senior Vice President and Chief Strategy Officer	100,000 40,000	— —	— —	$ $	8.79 9.755	08/22/2009 11/20/2010	—	$—	PEP 05—10,414 PEP 06—18,830 PEP 07—17,800	PEP 05—$363,761 PEP 06—$657,732 PEP 07—$621,754

(1)
The values in the Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) column represent the 2005 PEP, 2006 PEP and 2007 PEP grants that were not vested as of September 30, 2007.

The values in the Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) column represent 2005 PEP, 2006 PEP and 2007 PEP grants that were not vested as of September 30, 2007 multiplied by the September 30, 2007 common stock price of $34.93.

The FY 05 PEP, FY 06 PEP and FY 07 PEP awards become vested based upon the time and performance-based vesting criteria described under the heading "Performance Earnings Program" in the "Compensation Discussion & Analysis" above.

Options Exercises and Stock Vested for Fiscal Year 2007

	Option Awards			Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)		Number of Shares Acquired on Vesting($)	Value Realized on Vesting($)
John M. Dionisio President and Chief Executive Officer	20,000		$417,000	—	$—
Richard G. Newman Chairman	70,000		$1,459,500	—	$—
James R. Royer Executive Vice President and Chief Operating Officer	20,000 20,000	$ $	581,800 426,200	—	$—
Michael S. Burke Executive Vice President, Chief Corporate Officer and Chief Financial Officer	—		$—	—	$—
Francis S. Y. Bong Chairman Asia	—		$—	—	$—
Glenn R. Robson Senior Vice President and Chief Strategy Officer	—		$—	—	$—

Pension Benefits for Fiscal Year 2007

Name and Principal Position	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)	Payments During Last Fiscal Year ($)
John M. Dionisio President and Chief Executive Officer	AECOM Technology Corporation Pension Plan(2)	20.5000	$149,473	$—
	AECOM Technology Corporation Management Supplemental Executive Retirement Plan(3)	20.5000	$157,068	$—
	1992 AECOM Technology Corporation Supplemental Executive Retirement Plan(4)	20.5000	$1,973,872	$—
Richard G. Newman Chairman	AECOM Technology Corporation Pension Plan	30.2500	$775,824	$169,787
	AECOM Technology Corporation Management Supplemental Executive Retirement Plan	30.2500	$143,246	$36,708
James R. Royer Executive Vice President and Chief Operating Officer	AECOM Technology Corporation Pension Plan	11.4167	$32,730	$—
	AECOM Technology Corporation Management Supplemental Executive Retirement Plan	11.4167	$138,458	$—
	1996 AECOM Technology Corporation Supplemental Executive Retirement Plan(5)	11.4167	$943,386	$—
Michael S. Burke Executive Vice President, Chief Corporate Officer and Chief Financial Officer		—	$—	$—
Francis S. Y. Bong Chairman Asia		—	$—	$—
Glenn R. Robson Senior Vice President and Chief Strategy Officer		—	$—	$—

Messrs. Burke, Bong and Robson are not eligible for any of the AECOM Pension Plans.

(1)
Present Value of Accumulated Benefits ($)—Liabilities shown in this table are computed using the projected unit credit method reflecting average salary and service as of fiscal year end 2007. The material assumptions, except the retirement assumption, used to determine these liabilities can be located in note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007, as filed with the Securities and Exchange Commission. The retirement assumption was based on the respective plans' normal retirement age.

(2)
AECOM Technology Corporation Pension Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and "Final Average Compensation." Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service. Normal retirement age is 65.

Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to an Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

(3)
AECOM Technology Corporation Management Supplemental Executive Retirement Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. The participant's benefit under this plan is equal to the participant's Total AECOM Pension Plan Benefit minus the benefit payable to the participant under the AECOM Technology Corporation Pension Plan. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service and the participant has to be a member of a select group of management or highly compensated employees, is an officer, is eligible for the AECOM Technology Corporation Incentive Compensation Plan and has been selected by the Compensation and Organization Committee to participate in the plan. Normal retirement age is 65. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

(4)
1992 AECOM Technology Corporation Supplemental Executive Retirement Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. The participant's benefit under this plan is equal to the participant's Unlimited AECOM Pension Plan benefit minus the benefit payable to the participant under the AECOM Technology Corporation Management Supplemental Executive Retirement Plan and the AECOM Technology Corporation Pension Plan. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs when the participant is a member of a select group of management or highly compensated employees, has completed at least five years of Service, is at least 50 years old and has been selected by the Board of Directors to participate in the plan. Normal retirement age is 62, provided the participant has been a participant for 36 months. Early retirement age is the first day of any month after age 55, provided the participant has earned three years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

(5)
1996 AECOM Technology Corporation Supplemental Executive Retirement Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. The participant's benefit under this plan is equal to the participant's Unlimited AECOM Pension Plan benefit minus the benefit payable to the participant under the AECOM Technology Corporation Management Supplemental Executive Retirement Plan and the AECOM Technology Corporation Pension Plan. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs when the participant is a member of a select group of management or highly compensated employees, has completed at least five years of service, is at least 50 years old, has a date of hire on or after March 1, 1996 and has been selected by the Board of Directors to participate in the plan. Normal retirement age is 62, provided the participant has been a participant for 36 months. Early retirement age is the first day of any month after age 55, provided the participant has earned three years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

Nonqualified Deferred Compensation for Fiscal Year 2007

Name and Principal Position	Executive Contributions in Last FY($)(1)	Registrant Contributions in Last FY($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at Last FYE($)(5)
John M. Dionisio President and Chief Executive Officer	$300,312	$47,568	$5,656,156	$(1,124)	$9,746,564
Richard G. Newman Chairman	$175,823	$28,533	$18,343,164	$(1,234)	$33,871,520
James R. Royer Executive Vice President and Chief Operating Officer	$67,500	$9,871	$6,781,321	$(249)	$11,549,090
Michael S. Burke Executive Vice President, Chief Corporate Officer and Chief Financial Officer	$391,172	$68,255	$1,098,124	$(5,421)	$1,868,987
Francis S. Y. Bong(6) Chairman Asia	$—	$—	$—	$—	$—
Glenn R. Robson Senior Vice President and Chief Strategy Officer	$—	$—	$1,132,739	$(124)	$1,918,374

(1)
Consists of FY 2007 employee contributions to the Stock Purchase Plan (SPP). As of September 30, 2007, participants were allowed to defer the same type of compensation into the SPP as could be deferred into the qualified AECOM Technology Corporation Retirement & Savings Plan (RSP). Participants could defer up to 50% of their base pay and 100% of any bonus they received into the SPP, which contributions were credited to the participant's account under the SPP as a number of common stock units based on the fair market value of the Company's common stock, as determined by the most recent valuation by an independent valuation firm for the then most recently completed fiscal quarter. As of September 30, 2007, participants in the SPP were provided an 18% company match, credited in the form of additional common stock units, on all contributions to the plan, which match is 100% vested after three years of service with the Company.

Prior to April 2007, all SPP contributions were invested only in AECOM common stock units. In conjunction with the IPO, most employees were given a one-time opportunity to transfer assets in AECOM common stock units to other mutual fund options that mirror the investment fund choices in the AECOM Retirement & Savings Plan (RSP). Beginning in April 2007, employees could elect to invest their SPP contributions into these other mutual fund options.

By December 12, 2007, all SPP participants were provided with a one-time opportunity to change to their distribution election for their SPP balance as of December 31, 2007. The distribution options are a single lump sum distribution paid six months following the end of the quarter in which termination of employment occurs or 2 to 15 year annual installments with the first installment occurring six months following the end of the quarter in which termination of employment occurs with all future installments paid annually in January. For any deferrals into the SPP after December 31, 2007, participants can make in-service withdrawals and termination distributions elections. In-service withdrawals options are single lump sum payment or 2 to 5 year annual installments. Distribution options at termination are single lump sum payment or 2 to 15 year installments.

(2)
Consists of FY 2007 Company match contributions to the SPP. The values in this column are also represented in the All Other Compensation column of the Summary Compensation Table.

(3)
This is the difference in the SPP beginning balance as of October 1, 2006 and the SPP ending balance as of September 30, 2007, less any activity in the plan during the 2007 fiscal year. The values in this column are not represented in the Summary Compensation Table.

(4)
Consists of SPP Company match stock units that were sold in FY 2007 to cover the taxes on the SPP company match earned in calendar year 2006.

(5)
Consists of the September 30, 2007 SPP ending balance, including SPP Senior Executive Equity Investment Plan (SEEIP) company match shares.

(6)
As our Chairman, Asia and a non-U.S. resident, Mr. Bong is not eligible for the SPP.

Directors Compensation for Fiscal Year 2007

Name and Principal Position	Fees Earned or Paid in Cash($)(1)	Stock Awards($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value & Non- Qualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total($)
H. Frederick Christie(4)	$87,000	$—	$54,300	$—	$—	$20,035	$161,335
John W. Downer	$12,000	$—	$—	$—	$—	$—	$12,000
James H. Fordyce	$26,000	$—	$65,325	$—	$—	$9,320	$100,645
S. Malcolm Gillis	$75,500	$—	$54,300	$—	$—	$15,115	$144,915
Linda Griego	$66,500	$—	$54,300	$—	$—	$16,174	$136,974
Robert J. Lowe(5)	$68,000	$—	$54,300	$—	$—	$8,534	$130,834
Norman Y. Mineta	$1,000	$—	$87,100	$—	$—	$—	$88,100
William G. Ouchi	$101,000	$—	$54,300	$—	$—	$5,962	$161,262
William P. Rutledge(6)	$105,000	$—	$54,300	$—	$—	$18,886	$178,186
Lee D. Stern	$—	$—	$—	$—	$—	$3,075	$3,075

Messrs. Dionisio, Newman and Bong are employee directors and do not receive separate compensation (i.e. annual retainer fees, board and committee meeting fees) for participating as Board members. John Downer retired from the AECOM Board of Directors on December 1, 2006. Lee D. Stern left the AECOM Board of Directors on September 14, 2007.

(1)
These amounts include annual retainer fees and board and committee meeting fees earned in FY 2007. The following non-employee directors deferred amounts from their retainer fees and board and committee meeting fees paid in FY 2007 into the Stock Purchase Plan (SPP): Christie—$92,000 Fordyce—$24,000, Gillis—$55,570, Griego—$69,500, Lowe—$46,500 and Rutledge—$102,000.

(2)
Each non-employee director, excluding Fordyce and Mineta, received an option to purchase 10,000 shares of common stock granted on March 2, 2007 with an exercise price of $15.405 per share. These awards are valued at a Black-Scholes value of $5.43 per share as of the grant date. This Black-Scholes valuation includes the following assumptions: Expected life of 6 years, risk factor rate of 4.6% and Volatility of 0.25.

  Fordyce and Mineta received options to purchase 7,500 shares and 10,000 shares respectively of common stock granted on June 15, 2007 with an exercise price of $24.71. These awards were valued at a Black-Scholes value of $8.71 per share as of the grant date. This Black-Scholes valuation includes the following assumptions: Expected life of 6 years, risk factor rate of 4.6% and Volatility of 0.25.

  The non-employee directors have the following aggregate number of stock option awards outstanding as of September 30, 2007: Christie—44,000 exercisable stock options, Fordyce—7,500 exercisable stock options, Downer—74,000 exercisable stock options, Gillis—47,200 exercisable stock options, Griego—30,000 exercisable stock options, Lowe—56,200 exercisable stock options, Ouchi—46,000 exercisable stock options, Rutledge—53,200 exercisable stock options and Mineta—10,000 exercisable stock options.

(3)
These amounts include company match on deferred pre-tax contributions from fees earned during FY 2007 into the SPP, Company matching contributions to chartable organizations on behalf of the non-employee directors and spousal travel for non-employee directors.

(4)
Mr. Christie exercised the following options in FY07: to purchase 1,500 shares of common stock on 2/15/2007 with a realized gain of $33,795, to purchase 1,500 shares of common stock on 2/15/2007 with a realized gain of $32,285, to purchase 1,500 shares of common stock on 2/15/2007 with a realized gain of $31,125, to purchase 1,500 shares of common stock on 2/15/2007 with a realized gain of $28,170, to purchase 1,500 shares of common stock on 2/15/2007 with a realized gain of $25,695 and to purchase 1,600 shares of common stock on 2/15/2007 with a realized gain of $19,168.

(5)
Mr. Lowe exercised options to purchase 1,500 shares of common stock on 2/28/2007 with a realized gain of $33,795 and exercised options to purchase 1,500 shares of common stock on 2/28/2007 with a realized gain of $28,170.

(6)
Mr. Rutledge exercised options to purchase 1,500 shares of common stock on 2/28/2007 with a realized gain of $28,170.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation and Organization Committee of our Board of Directors is an officer or employee of our company. No executive officer of our company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Compensation and Organization Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent registered public accounting firm their independence from AECOM Technology Corporation and its management. The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to us is compatible with the registered public accounting firm's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007, for filing with the Securities and Exchange Commission.

Respectfully submitted,

William P. Rutledge, Chairman H. Frederick Christie Linda Griego Norman Y. Mineta William G. Ouchi

AUDIT FEES

Independent Registered Public Accounting Firm and Fees

        The following table summarizes the fees for professional audit services provided by Ernst & Young for the audit of the Company's annual, consolidated financial statements for fiscal years September 30, 2007 and 2006, as well as fees billed for all other services provided by Ernst & Young, LLP during those same periods:

	2007	2006
Audit Fees	$2,576,000	$1,787,500
Audit Related Fees	207,100	146,000
Tax Fees	575,900	479,000
All Other Fees	—	—

Total	$3,359,000	$2,413,000

        Audit Fees.    The fees identified under this caption were for professional services rendered by Ernst & Young, LLP for fiscal years 2007 and 2006 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.

        Audit-Related Fees.    The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption "Audit Fees." This category may include fees related to the performance of audits and attest services not required by statute or regulations; audits of the Company's employee benefit plans; due diligence activities related to mergers, acquisitions, and investments; contractor's license compliance procedures; and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

        Tax Fees.    Consist of fees for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. and international tax matters; assistance with foreign income and withholding tax matters; assistance with sales tax, value added tax, and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

        Approval Policy.    Our Audit Committee approves in advance all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm in fiscal years 2006 and 2007 were pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2007 by:

  •
  each person or group of affiliated persons who we know beneficially owns more than 5% of our common stock;

  •
  each of our directors and nominees;

  •
  each of our named executive officers; and

  •
  all of our directors and named executive officers as a group.

        Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. The table below includes the number of shares underlying options and warrants that are exercisable within 60 days from December 31, 2007.

Name And Address Of Beneficial Owner(1)	Amount And Nature Of Beneficial Ownership(2)	Percent Of Class(%)(2)

United States Trust Company, N.A.(3) 555 S. Flower Street, 3700 Los Angeles, CA 90071	16,272,315	14.16
Halifax EES Trustees International Limited(4) P.O. Box 827, Queensway House, Hilgrove Street St. Helier, Jersey JE4 OUB	5,923,456	5.16
GSO Capital Partners LP(5) 280 Park Avenue, 11th Floor East Tower New York, NY 10017	7,997,660	6.94
John M. Dionisio(6)	1,125,388	*
Richard G. Newman(7)	2,678,546	2.31
Francis S.Y. Bong(8)	1,546,054	1.34
H. Frederic Christie(9)	128,384	*
James H. Fordyce(10)	8,886	*
S. Malcolm Gillis(11)	87,112	*
Linda Griego(12)	41,407	*
Robert J. Lowe(13)	129,335	*
Norman Y. Mineta (14)	10,453	*
William G. Ouchi(15)	105,000	*
William P. Rutledge(16)	118,467	*
James R. Royer(17)	915,751	*
Michael S. Burke(18)	201,410	*
Glenn R. Robson(19)	254,583	*
All directors and executive officers as a group (15 persons)	8,354,392	7.11

*
Indicates less than one percent.

(1)
Unless otherwise indicated, the address of each person in this table is c/o AECOM Technology Corporation, 555 South Flower Street, 37th Floor, Los Angeles, California 90071, Attn: Corporate Secretary.

(2)
Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of December 31, 2007 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(3)
United States Trust Company, N.A. acts as trustee with respect to our Retirement & Savings Plan and our Stock Purchase Plan. The number of common shares listed above constitutes shares held as trustee under our Retirement & Savings Plan, which includes 40,088 preferred shares and converted to 140,316 common shares by multiplying $100 by December 31, 2007 stock price of $28.57.

(4)
Halifax EES Trustees International Limited acts as trustee with respect to our Global Stock Plans and for shares held by AECOM Global Holdings, Ltd. for the benefit of certain non-US employees who participate in our Global Stock Program. The number of common shares listed consists of 431,728 shares of common stock held directly by Halifax and 1,435,585 shares of common stock held indirectly through holdings of our subsidiary AECOM Global Holdings Ltd.

(5)
GSO Capital Partners LP is the investment manager for each of GSO Credit Opportunities Fund (Helios), L.P. ("GSO Helios"), GSO Special Situations Overseas Benefit Plan Fund Ltd. ("GSO Overseas Benefit"), GSO Special Situations Overseas Fund Ltd. ("GSO Overseas") and GSO Special Situations Fund LP ("GSO SS" and, together with GSO Helios, GSO Overseas Benefit and GSO Overseas, the "GSO Funds"). Each of GSO Helios (1,494,874 shares), GSO Overseas Benefit (206,257 shares), GSO Overseas (2,816,636 shares) and GSO SS (3,459,893 shares) are the holders of AECOM common stock. As investment manager of the GSO Funds, GSO Capital Partners LP is vested with investment discretion with respect to investments held by the GSO Funds. GSO LLC ("GSO General Partner") is the general partner of GSO Capital Partners LP, and in that capacity, directs the operations of GSO Capital Partners LP. Bennett J. Goodman ("Mr. Goodman"), J. Albert Smith III ("Mr. Smith") and Douglas I. Ostrover ("Mr. Ostrover" and together with Mr. Goodman and Mr. Smith, the "GSO Managing Members") are the managing members of the General Partner, and in that capacity, direct the General Partner's operations. Each of the GSO Funds, GSO Capital Partners LP, General Partner and the Managing Members (collectively, the "GSO Persons") may be deemed a beneficial owners of common stock. However, the foregoing should not be deemed to constitute an admission that any of the GSO Persons are the beneficial owners of any of Class F Preferred Stock owned by the GSO Funds.

(6)
Common stock includes 400,000 shares subject to options exercisable prior to March 1, 2008 and 278,365 common stock units held in our Stock Purchase Plan.

(7)
Common stock includes 1,130,000 shares subject to options exercisable prior to March 1, 2008, which includes 1,039,000 shares subject to options held in the R&C Newman Partnership LP. Common stock also includes 888,648 common stock units held in our Stock Purchase Plan, 264,392 shares held in the R&C Newman Partnership LP and 300,617 shares held in the R&C Newman Revocable Trust.

(8)
Common stock includes 150,000 shares subject to options exercisable prior to March 1, 2008 and 244,617 shares held by AECOM Global Holdings, Ltd. where Halifax ESS Trustees International acts as trustee.

(9)
Common stock includes 44,000 shares subject to options exercisable prior to March 1, 2008 and 53,184 common stock units held in our Stock Purchase Plan. Common stock also includes 31,200 shares held in the Christie Family Trust.

(10)
Common stock includes 7,500 shares subject to options exercisable prior to March 1, 2008 and 1,386 common stock units held in our Stock Purchase Plan. Common stock also includes 101,467 shares held by Secotan, LLC. Mr. Fordyce is manager of Secotan, LLC and may be deemed to share voting and dispositive power with respect to such shares. Mr. Fordyce disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(11)
Common Stock includes 47,200 shares subject to options exercisable prior to March 1, 2008 and 35,154 common stock units held in our Stock Purchase Plan.

(12)
Common Stock includes 30,000 shares subject to options exercisable prior to March 1, 2008 and 11,407 common stock units held in our Stock Purchase Plan.

(13)
Common Stock includes 53,200 shares subject to options exercisable prior to March 1, 2008, 57,135 common stock units held in our Stock Purchase Plan and 19,000 shares held in the Lowe Family Trust.

(14)
Common Stock includes 10,000 shares subject to options exercisable prior to March 1, 2008 and 453 common stock units held in our Stock Purchase Plan.

(15)
Common Stock includes 46,000 shares subject to options exercisable prior to March 1, 2008 and 59,000 shares held in the WG Ouchi Consultants Pension Trust.

(16)
Common Stock includes 50,200 shares subject to options exercisable prior to March 1, 2008 and 59,700 common stock units held in our Stock Purchase Plan and 3,000 shares held in the William P. and Gertrude C. Rutledge Living Trust dated June 10, 1995.

(17)
Common stock includes 190,000 shares subject to options exercisable prior to March 1, 2008 and 333,394 common stock units held in our Stock Purchase Plan.

(18)
Common stock includes 20,000 shares subject to options exercisable prior to March 1, 2008 and 58,063 common stock units held in our Stock Purchase Plan.

(19)
Common stock includes 140,000 shares subject to options exercisable prior to March 1, 2008 and 54,921 common stock units held in our Stock Purchase Plan.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These Section 16 reporting persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16 forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from Section 16 reporting persons, we believe that during our fiscal year ended September 30, 2007, all Section 16 reporting persons complied with all applicable filing requirements.

Incorporation by Reference

        In our filings with the Securities and Exchange Commission, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, which information should be considered as part of the filing that you are reading. Our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 7, 2007 is incorporated by reference herein. Based on Securities and Exchange Commission regulations, the reports of the Compensation and Organization Committee and Audit Committee, beginning on pages 20 and 30, respectively, are not specifically incorporated by reference into any other filings that we make with the Securities and Exchange Commission. This proxy statement is sent to you as part of the proxy materials for the 2008 annual meeting of stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

Availability of Additional Information

        Copies of our 2007 Annual Report on Form 10-K have been distributed to stockholders. Additional copies are available upon request without charge by calling Investors Relations at (212) 973-2982, by writing to AECOM Technology Corporation, 555 South Flower Street, 37th Floor, Los Angeles, California 90071, Attention: Corporate Secretary or requesting online through the Information Request page in the "Investors" section of our website: www.aecom.com.

Stockholder Proposals

  2008 Annual Meeting Proposals

        If a proponent of a proposal fails to notify us within a reasonable time before we mail proxy statements for the 2008 Annual Meeting, then we will be allowed to use our discretionary voting authority under proxies solicited by the Board of Directors when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be made at our upcoming annual meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the meeting.

  2009 Annual Meeting Proposals

        Stockholders who wish to have proposals considered for inclusion in the proxy statement and form of proxy for our 2009 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Corporate Secretary at the address set forth on the first page of this proxy statement no later than September 25, 2008. Any proposal should be addressed to our Corporate Secretary and may be included in next year's proxy materials only if such proposal complies with our bylaws and the rules and regulations promulgated by the Securities and Exchange Commission. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

Other Matters

        Our Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting within a reasonable time before we begin to print and mail proxy materials, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

By order of the Board of Directors,

Stephanie A. Hunter Corporate Secretary

Los Angeles, California
January 25, 2008

APPENDIX A

AECOM TECHNOLOGY CORPORATION
AUDIT COMMITTEE CHARTER
January 23, 2007

I.    PURPOSE

        The Audit Committee is established by the Board of Directors (the "Board") of AECOM Technology Corporation ("AECOM") for the primary purpose of assisting the Board in overseeing (i) the integrity of AECOM's financial statements, (ii) AECOM's compliance with legal and regulatory requirements, (iii) the adequacy of AECOM's internal operating policies and controls, (iv) the independent auditor's qualifications and independence, and (v) the performance of AECOM's independent auditor and AECOM's internal audit function.

        The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board and at least annually, as required by regulation, to its shareholders regarding the execution of its duties and responsibilities.

II.    COMPOSITION AND MEETINGS

        The Audit Committee will comprise at least three directors, including a chairperson, as determined by the Board. Each Audit Committee member shall be an independent director under the requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC). All Committee members must be independent, including being free of disallowed compensation agreements, under all other applicable rules and regulations.

        All members of the Committee must comply with all financial literacy requirements, as determined by the Board, of the NYSE and any other securities exchange(s) on which AECOM's securities are listed. At least one member of the Audit Committee shall be an "Audit Committee financial expert," as determined by the Board, in compliance with the criteria established by the SEC.

        The Committee will meet, either in person or telephonically, at least quarterly, or more frequently as circumstances dictate. A majority of Committee members must be present at each meeting to constitute a quorum. The action of a majority of those present at a meeting at which a quorum is present will be the act of the Audit Committee. The Committee will meet periodically with management, the vice president, internal audit, and the independent auditor in separate executive sessions.

        The Committee may delegate from time-to-time its duties to a subcommittee made up of one or more Committee members; provided, that the Committee shall not delegate any power or authority required by any law, regulation or listing standard to which the company is subject to be exercised by the Committee as a whole. Actions and decisions of the subcommittee shall be reported to and ratified by the Committee.

III.    RESPONSIBILITIES AND DUTIES

        The Audit Committee will:

  Documents / Reports / Accounting Information Review

  1.
  Review and discuss with management and the independent auditor AECOM's annual and quarterly financial statements (prior to AECOM's 10-K / 10-Q filings or release of earnings). Review other relevant reports or financial information submitted by AECOM to any governmental body or the public, including management certifications as required by the

    Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditor (or summaries thereof).

  2.
  Recommend to the Board whether the financial statements should be included in the annual report on Form 10-K.

  3.
  Discuss earnings press releases, including the type and presentation of information, and earnings guidance and other financial information provided to analysts and ratings agencies.

  4.
  Review reports to management (or summaries thereof) prepared by the internal audit department, as well as management's action plans in response thereto.

  Independent Auditor

  5.
  Appoint (and recommend that the Board submit for stockholder ratification, if applicable), compensate, retain, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work.

  6.
  Consider whether the auditor's performance of permissible nonaudit services is compatible with the auditor's independence.

  7.
  Review the performance of the independent auditor, who will report directly to the Audit Committee, and remove and replace the independent auditor if circumstances warrant.

  8.
  Oversee the resolution of any disagreements between management and the independent auditor.

  9.
  Review with the independent auditor any audit problems or difficulties and management's response.

  10.
  Review the independent auditor's attestation and report on management's internal control report.

  11.
  Hold timely discussions with the independent auditor regarding the following:

  •
  All critical accounting policies and practices and adherence thereto;

  •
  All alternative treatments of financial information within generally accepted accounting principles (GAAP) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and,

  •
  Other material written communications between the independent auditor and management, including, but not limited to, the management letter and management's action plans in response thereto, schedule of aggregated deficiencies, and schedule of unadjusted differences.

  12.
  At least annually, obtain and review a report by the independent auditor describing:

  •
  The firm's internal quality-control procedures;

  •
  Any material issues raised by the most recent internal quality-control review, peer review and/or Public Company Accounting Oversight Board review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues; and,

  •
  All relationships between the independent auditor and AECOM.

    This report should be used to assist the Committee in evaluating the independent auditor's qualifications, performance, and independence.

  13.
  Review the experience and qualifications of the lead partner and other senior members of the independent audit team each year and determine that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The Committee will also consider whether there should be additional staff rotation and/or rotation of the firm itself.

  14.
  Review and pre-approve (which may be pursuant to pre-approval policies and procedures adopted by the Committee) both audit and nonaudit services to be provided by the independent auditor, and establish policies and procedures for the pre-approval of audit and non-audit services to be provided by the independent auditor. The authority to grant pre-approvals may be delegated to one or more designated members of the Audit Committee whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed to investors in periodic reports as required by the Securities Exchange Act of 1934.

  15.
  Set clear hiring policies, compliant with governing laws and regulations, for employees or former employees of the independent auditor.

  Financial Reporting Processes, Accounting Policies, and Internal Control Structure

  16.
  In consultation with management, the independent auditor and the vice president, internal audit, review the integrity of the organization's financial reporting processes, and the internal control structure (including disclosure controls and procedures and internal control over financial reporting).

  17.
  Review major issues regarding:

  •
  Accounting principles and financial statement presentations, including any significant changes in AECOM's selection or application of accounting principles;

  •
  The adequacy of AECOM's internal controls and the adequacy of disclosures about changes in internal controls over financial reporting; and,

  •
  Any special audit steps adopted in light of material control deficiencies.

  18.
  Review analyses prepared by management setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

  19.
  Review the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on AECOM's financial statements.

  20.
  Review and approve all significant related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K, and establish policies and procedures for the review, approval and ratification of related-party transactions.

  21.
  Establish and oversee procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters.

  22.
  Establish and oversee procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

  Internal Audit

  23.
  Review, advise and approve the selection, retention and removal of the vice president, internal audit, who will report directly to the Audit Committee.

  24.
  Review, advise and approve the activities, organizational structure, and qualifications of the internal audit function as well as the function's resource component and budget.

  25.
  Periodically review with the vice president, internal audit any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function's work.

  Ethical Compliance, Legal Compliance, and Risk Management

  26.
  Monitor and oversee the Company's compliance with applicable laws and regulations, including government compliance matters.

  27.
  Review, with AECOM's counsel, legal compliance matters, including corporate securities trading policies and any other legal matter that could have a significant impact on AECOM's financial statements.

  28.
  Discuss policies with respect to risk identification, assessment and management, including appropriate guidelines and policies to govern the process, as well as AECOM's major financial risk exposures and the steps management has undertaken to control them.

  Other Responsibilities

  29.
  Prepare the report of the Audit Committee that the SEC requires be included in AECOM's annual proxy statement.

  30.
  Conduct an annual performance assessment relative to the Audit Committee's purpose, duties, and responsibilities outlined herein.

  31.
  Review this charter periodically, at least annually, and recommend to the Board any necessary amendments.

  32.
  Perform any other activities consistent with this Charter, AECOM's bylaws, and governing law, as the Board deems necessary or appropriate.

        The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as the Committee solely deems appropriate to perform its duties and responsibilities. AECOM will provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor, to any advisors that the Audit Committee chooses to engage, and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

000004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

C123456789

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on February 27, 2008.

Vote by Internet

• Log on to the Internet and go to

www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Within the US, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch tone telephone.

There is NO CHARGE to you for the call.

• Outside the US, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone.

Standard rates will apply.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. To elect Class III Directors:	For	Withhold

01 - Francis S. Y. Bong	☐	☐

	For	Withhold

02 - H. Frederick Christie	☐	☐

	For	Withhold

03 - S. Malcolm Gillis	☐	☐

	For	Against	Abstain

2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2008.	☐	☐	☐

B         Non-Voting Items

Change of Address — Please print new address below.

C         Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

C 1234567890	J NT	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
3 1 A V	0 1 5 8 7 6 1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#>             00TDPC

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Revocable Proxy — AECOM TECHNOLOGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS – FEBRUARY 27, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard Newman and Stephanie Hunter, and each of them, as proxies for the undersigned, with full power of substitution, to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on December 31, 2007, at the Annual Meeting of Stockholders to be held on February 27, 2008 at 9:30 A.M. (local time) at the Millennium Biltmore Hotel, 506 Grand Ave, Los Angeles, CA.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

The undersigned may elect to withdraw this Proxy at any time prior to its use by giving written notice to the Corporate Secretary, or by executing and delivering to the Corporate Secretary a duly executed Proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

You can view the Annual Report on Form 10K and Proxy Statement on the Internet at investors.aecom.com.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A         Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. To elect Class III Directors:	For	Withhold

01 - Francis S. Y. Bong	☐	☐

	For	Withhold

02 - H. Frederick Christie	☐	☐

	For	Withhold

03 - S. Malcolm Gillis	☐	☐

	For	Against	Abstain

2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2008.	☐	☐	☐

B         Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

1 U P X	0 1 5 8 7 6 2

<STOCK#>             00TDQD

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Revocable Proxy — AECOM TECHNOLOGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS – FEBRUARY 27, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard Newman and Stephanie Hunter, and each of them, as proxies for the undersigned, with full power of substitution, to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on December 31, 2007, at the Annual Meeting of Stockholders to be held on February 27, 2008 at 9:30 A.M. (local time) at the Millennium Biltmore Hotel, 506 Grand Ave, Los Angeles, CA.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

The undersigned may elect to withdraw this Proxy at any time prior to its use by giving written notice to the Corporate Secretary, or by executing and delivering to the Corporate Secretary a duly executed Proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

You can view the Annual Report on Form 10K and Proxy Statement on the Internet at investors.aecom.com.

000004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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C123456789

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Please return the completed proxy by February 22, 2008:

• By fax to 1-866-628-2288

• Email PDF copy to

bernie.krause@computershare.com

• Using the enclosed return envelope to:

Computershare Trust Company

Attn: Plans Administration

510 Burrard Street, 2nd floor,

Vancouver, BC V6C 3B9

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A    Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. To elect Class III Directors:	For	Withhold

01 - Francis S. Y. Bong	☐	☐

	For	Withhold

02 - H. Frederick Christie	☐	☐

	For	Withhold

03 - S. Malcolm Gillis	☐	☐

	For	Against	Abstain

2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2008.	☐	☐	☐

B    Non-Voting Items

Change of Address — Please print new address below.

C         Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

C 1234567890	J NT	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
3 1 A V	0 1 5 8 7 6 3	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#>             00TDRF

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — AECOM TECHNOLOGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS – FEBRUARY 27, 2008

THIS PROXY IS SOLICITED ON BEHALF OF COMPUTERSHARE TRUST COMPANY OF CANADA AS TRUSTEE

The undersigned hereby appoints Computershare Trust Company of Canada as proxy for the undersigned, with full power of substitution, to act and vote, as directed, all vested shares of common stock of AECOM Technology Corporation allocated to the undersigned at the close of business on December 31, 2007, at the Annual Meeting of Stockholders to be held on February 27, 2008 at 9:30 A.M. (local time) at the Millennium Biltmore Hotel, 506 Grand Ave, Los Angeles, CA.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, Computershare Trust Company of Canada will abstain from voting on your vested shares. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

You can view the Annual Report on Form 10K and Proxy Statement on the Internet at investors.aecom.com.

000004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

C123456789

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on February 20, 2008.

Vote by Internet

• Log on to the Internet and go to

www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Within the US, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch tone telephone.

There is NO CHARGE to you for the call.

• Outside the US, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone.

Standard rates will apply.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A           Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. To elect Class III Directors:	For	Withhold

01 - Francis S. Y. Bong	☐	☐

	For	Withhold

02 - H. Frederick Christie	☐	☐

	For	Withhold

03 - S. Malcolm Gillis	☐	☐

	For	Against	Abstain

2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2008.	☐	☐	☐

B         Non-Voting Items

Change of Address — Please print new address below.

C           Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

C 1234567890	JNT	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
3 1 A V	0 1 5 8 7 6 4	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#>                    00TDSD

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — AECOM TECHNOLOGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS – FEBRUARY 27, 2008

THIS PROXY IS SOLICITED ON BEHALF OF HALIFAX EES TRUSTEES INTERNATIONAL LIMITED AS TRUSTEE OF THE GLOBAL STOCK PLANS

The undersigned hereby appoints Halifax EES Trustees International Limited as proxy for the undersigned, with full power of substitution, to act and vote, as directed, all shares of common stock of AECOM Technology Corporation allocated to the undersigned’s Global Stock Plan account at the close of business on December 31, 2007, at the Annual Meeting of Stockholders to be held on February 27, 2008 at 9:30 A.M. (local time) at the Millennium Biltmore Hotel, 506 Grand Ave, Los Angeles, CA.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2. In its discretion, Halifax EES Trustees International Limited is authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

You can view the Annual Report on Form 10K and Proxy Statement on the Internet at investors.aecom.com.

000004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

C123456789

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on February 22, 2008.

Vote by Internet

• Log on to the Internet and go to

www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Within the US, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch tone telephone.

There is NO CHARGE to you for the call.

• Outside the US, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone.

Standard rates will apply.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Proxy / Voting Instruction Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A           Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. To elect Class III Directors:	For	Withhold

01 - Francis S. Y. Bong	☐	☐

	For	Withhold

02 - H. Frederick Christie	☐	☐

	For	Withhold

03 - S. Malcolm Gillis	☐	☐

	For	Against	Abstain

2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2008.	☐	☐	☐

B         Non-Voting Items

Change of Address — Please print new address below.

C           Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

C 1234567890	JNT	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
3 1 A V	0 1 5 8 7 6 5	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#>                    00TDTF

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — AECOM TECHNOLOGY CORPORATION

RETIREMENT & SAVINGS PLAN

Voting Instructions

The undersigned, revoking previous voting instructions relating to these shares, hereby instructs United States Trust Company, N.A., (“U.S. TRUST”) to vote all of the shares of common stock of AECOM Technology Corporation allocated to the undersigned’s Plan account as specified on the reverse side of this voting instruction card at the Annual Meeting of Stockholders to be held on February 27, 2008 at 9:30 A.M. (local time) at the Millennium Biltmore Hotel, 506 Grand Ave, Los Angeles, CA, and at any adjournments or postponements thereof.

IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT NO CHOICE IS SPECIFIED, OR IF YOU DO NOT RETURN THIS CARD, THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT WILL BE VOTED BY U.S. TRUST IN ITS OWN DISCRETION.

You can view the Annual Report on Form 10K and Proxy Statement on the Internet at investors.aecom.com.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A           Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. To elect Class III Directors:	For	Withhold

01 - Francis S. Y. Bong	☐	☐

	For	Withhold

02 - H. Frederick Christie	☐	☐

	For	Withhold

03 - S. Malcolm Gillis	☐	☐

	For	Against	Abstain

2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2008.	☐	☐	☐

B           Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

1 U P X	0 1 5 8 7 6 6

<STOCK#>                    00TZMA

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — AECOM TECHNOLOGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS – FEBRUARY 27, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard Newman and Stephanie Hunter, and each of them, as proxies for the undersigned, with full power of substitution, to act and vote, as directed, all shares of Class C preferred stock of AECOM Technology Corporation held of record by the undersigned at the close of business on December 31, 2007, at the Annual Meeting of Stockholders to be held on February 27, 2008 at 9:30 A.M. (local time) at the Millennium Biltmore Hotel, 506 Grand Ave, Los Angeles, CA.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

The undersigned may elect to withdraw this Proxy at any time prior to its use by giving written notice to the Corporate Secretary, or by executing and delivering to the Corporate Secretary a duly executed Proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

You can view the Annual Report on Form 10K and Proxy Statement on the Internet at investors.aecom.com.

U.S. TRUST

NOTICE TO PARTICIPANTS

IN THE

AECOM TECHNOLOGY CORPORATION

RETIREMENT & SAVINGS PLAN

Dear Plan Participant:

Enclosed is a proxy statement that has been prepared by AECOM Technology Corporation (the “Company”) in connection with the annual meeting of stockholders of the Company to be held on February 27, 2008.  At the annual meeting, the Company’s stockholders will be asked to vote on the proposals listed on the enclosed voting instruction card.

As a participant in the AECOM Technology Corporation Retirement & Savings Plan (the “Plan”), you may instruct United States Trust Company, N.A. (“U.S. Trust”) how to vote the shares of Company stock allocated to your plan account.  U.S. Trust will vote those shares for which timely voting instructions are not received in its sole discretion .

INSTRUCTIONS TO U.S. TRUST

Pursuant to the terms of the Plan, each participant is entitled to direct U.S. Trust how to vote the shares of common stock and convertible preferred stock of the Company (“Company Stock”) with respect to the items listed on the voting instruction card.

How to Provide Voting Instructions

You may use the enclosed voting instruction card to direct U.S. Trust to vote the shares of Company stock allocated to your Plan account.  If you sign, date and return a voting instruction card but do not check any boxes on the card, U.S. Trust will vote the shares in its sole discretion.

You may also provide voting instructions to U.S. Trust by using the Internet or a touch-tone telephone.  Simply access http://www.investorvote.com on the Internet or dial 1-866-652-VOTE (8683) on a touch-tone telephone and follow the directions.  You must have your voting instruction card with your control number available when you vote by Internet or telephone.  If you return a voting instruction card and also provide voting instructions by Internet and/or telephone, U.S. Trust will follow your latest instructions.  For this purpose, the date on your voting instruction card will be the date for those instructions.  If it is not possible to determine which voting instruction is the latest, U.S. Trust will follow your latest electronic voting instructions.

Failure to Provide Voting Instructions

If you fail to sign, date and return a card or vote by Internet or telephone by 5:00 p.m Central time on February 22, 2008, U.S. Trust will vote the shares of Company Stock allocated to your Plan account in its sole discretion.

VOTING DEADLINE

In order to ensure that your voting instructions to U.S. Trust are tabulated in a timely manner, your voting instruction card, Internet or telephone instructions must be received no later than 5:00 p.m Central time on February 22, 2008.

If you wish to provide voting instructions by returning a voting instruction card, you must complete, sign, date and return your card in time for it to be received by the voting deadline.  Please return your voting instruction card in the postage paid envelope provided.

CONFIDENTIALITY

Your voting instructions to U.S. Trust are confidential.  U.S. Trust will not disclose how you voted or if you voted, unless required to do so by law.  You should feel free to instruct U.S. Trust to vote in the manner you think is best.

QUESTIONS

If you have any questions about your voting rights under the Plan, the voting instruction card or the confidentiality of your vote, contact U.S Trust between the hours of 8:30 a.m. and 4:00 p.m. Pacific Time at 1-800-535-3093.

United States Trust Company, N.A.

January 26, 2008

Trust Company

510 Burrard Street, 2nd Floor,

Vancouver, British Columbia

V6C 3B9

Telephone 604-661-9400

Facsimile 604-661-9447

www.computershare.com

Re: Annual General Meeting of AECOM Technology Corporation - February 28, 2008

Dear Plan Member,

Computershare Trust Company of Canada as Trustee for the AECOM Technology Corporation / UMA Group Employee Stock Purchase Plan shall vote, or cause to be voted, only such vested Shares, at such meetings of Shareholders in accordance with the instructions given to the Plan Trustee in writing by each Participant.  To ensure that your vote is tabulated, please mail your completed proxy and send it using the enclosed return envelope so that it is delivered before February 22, 2008.  As an alternative, you can fax the completed proxy to 1-866-628-2288 or email a signed PDF copy to bernie.krause@computerershare.com.

Sincerely,

Bernie Krause

Plan Administrator

Computershare Trust Company

510 Burrard Street, 2nd Floor,

Vancouver, BC V6C 3B9

Direct - 604-661-0298

Direct Toll Free - 888-897-1100

HBOS Employee Equity
Solutions
2nd Floor
Queensway House
Hilgrove Street
Private and Confidential	St Helier
Participant	Jersey JE1 1ES
Channel Islands

T +44 (0)1534 281 800
F + 44 (0)845 125 8623

January 2008

Our ref: 1461497\VERNA\ECS_JSY\280750

Dear Plan Participant:

Please find enclosed a proxy statement/informational statement that has been prepared by AECOM Technology Corporation (the “Company”) in connection with a Special Meeting of Stockholders of the Company to be held on 27 February 2008 (the “Meeting”).

As a Plan Participant in the AECOM Technology Corporation Global Stock Investment Plan, Hong Kong Stock Investment Plan, Australia Stock Investment Plan or Australia Stock Purchase Plan (the “Plan”, collectively the “Plans”) you may provide voting instructions to Halifax EES Trustees International Limited as trustee of the AECOM Technology Corporation: Global Stock Investment Plan Trust (the “Trustee”) with respect to shares of the Corporation’s Common Stock allocated to your Plan account.

You should read the proxy statements/informational statement carefully before giving the Trustee your voting recommendation.

Instructions To The Trustee

As trustee of the Plans, the Trustee holds shares of common stock of the Company for the benefit of the Plan’s participants.  Only the Trustee can vote the shares held by the Trust.  However, under the terms of the Plans you are entitled to instruct the Trustee how to vote the shares of Stock allocated to your account.  You may instruct the Trustee to vote for or against or to abstain from voting.

How to Provide Voting Instructions

You can either return your voting card by post or vote electronically by Internet or telephone:

Vote by Internet

• Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Within the US, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is no charge to you for the call.

• Outside the US, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply.

• Follow the instructions provided by the recorded message.

Halifax EES Trustees International Limited, Registered in Jersey No. 92182.  Registered office: 31/33 New Street, St Helier, Jersey JE4 8YW, Channel Islands

Regulated by the Jersey Financial Services Commission under the Financial Services (Jersey) Law 1998 to conduct Trust Company Business

00TZNA

Failure to Provide Voting Instructions

If you fail to sign, date and return a card or vote on the Internet or telephone by the voting deadline described below, the Trustee will abstain from voting on the Shares

Voting Deadline

In order to ensure that your voting instructions to the Trustee are tabulated in a timely manner, your voting instruction card, Internet or telephone instructions must be received no later than 5:00 PM, U.S. Central Time on 20 February 2008.

If you wish to provide voting instructions by returning a voting instruction card, you must complete, sign, date and return your card in time for it to be received by the voting deadline.  Please return your voting instruction card in the envelope provided.

Confidentiality

Your voting instructions to the Trustee are confidential.  The Trustee will not disclose how you voted or if you voted, unless required to do so by law.  You should feel free to instruct the Trustee to vote in the manner you think is best.

Questions

If you have any questions regarding the information provided to you, you may contact the trustee by email at aecomjsy@hbosees.com.

Your ability to instruct the Trustee on how to vote your stock is an important part of your rights as a Plan participant.  Please consider the enclosed material carefully and then furnish your voting instructions promptly.

Yours faithfully

For and on behalf of

Halifax EES Trustees International Limited

as trustee of the AECOM Technology Corporation: Global Stock Investment Plan Trust

Authorised Signatory

Halifax EES Trustees International Limited, Registered in Jersey No. 92182.  Registered office: 31/33 New Street, St Helier, Jersey JE4 8YW, Channel Islands

Regulated by the Jersey Financial Services Commission under the Financial Services (Jersey) Law 1998 to conduct Trust

Company Business

QuickLinks

YOUR VOTE IS IMPORTANT
INTRODUCTION
INFORMATION REGARDING VOTING AT THE ANNUAL MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Summary Compensation Table for Fiscal Years Ended September 30, 2007 and 2006
Grants of Plan-based Awards for Fiscal Year 2007
Outstanding Equity Awards at Fiscal Year-End 2007
Options Exercises and Stock Vested for Fiscal Year 2007
Pension Benefits for Fiscal Year 2007
Nonqualified Deferred Compensation for Fiscal Year 2007
Directors Compensation for Fiscal Year 2007
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AUDIT FEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER INFORMATION
APPENDIX A
AECOM TECHNOLOGY CORPORATION AUDIT COMMITTEE CHARTER January 23, 2007